Exhibit 4.28

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                           TRANS WORLD AIRLINES, INC.



                                      and



                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   as Trustee



                                   INDENTURE



                           Dated as of April 21, 1998



                                  $43,200,000



                     11 3/8% Senior Secured Notes due 2003

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                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
                                   ARTICLE 1.

                     DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1    Definitions..................................................  1
Section 1.2    Rules of Construction........................................  1

                                   ARTICLE 2.

                                 THE SECURITIES

Section 2.1    Designation, Form and Dating.................................  1
Section 2.2    Execution, Amount, Authentication and Delivery...............  2
Section 2.3    Registrar and Paying Agent...................................  4
Section 2.4    Paying Agent to Hold Payments In Trust.......................  5
Section 2.5    Securityholder Lists.........................................  6
Section 2.6    Transfer and Exchange........................................  6
Section 2.7    Mutilated, Defaced, Destroyed, Lost and
               Stolen Securities............................................  7
Section 2.8    Treasury Securities..........................................  8
Section 2.9    Temporary Securities.........................................  9
Section 2.10   Cancellation.................................................  9
Section 2.11   Defaulted Interest; Interest on Defaulted Principal.......... 10
Section 2.12   CUSIP Numbers................................................ 10

                                   ARTICLE 3.

                                  REDEMPTIONS

Section 3.1    Optional Redemption.......................................... 10
Section 3.2    Redemption Notice to Trustee................................. 11
Section 3.3    Selection of Securities to be Redeemed....................... 11
Section 3.4    Notice of Redemption......................................... 11
Section 3.5    Effect of Notice of Redemption............................... 12
Section 3.6    Deposit of Redemption Price.................................. 12
Section 3.7    Securities Redeemed in Part.................................. 12
Section 3.8    Mandatory Redemption......................................... 12

                                   ARTICLE 4.

                   COVENANTS, REPRESENTATIONS AND WARRANTIES

Section 4.1    Payment of Securities........................................ 14
Section 4.2    Maintenance of Office or Agency.............................. 15
Section 4.3    Limitation on Dividends and Acquisition
               of Common Stock.............................................. 15
Section 4.4    Corporate Existence.......................................... 16
Section 4.5    Payment of Taxes and Other Claims............................ 17
Section 4.6    Notices...................................................... 17
Section 4.7    Maintenance of Properties and Insurance...................... 18
Section 4.8    Default Notices and Compliance Certificates.................. 18
Section 4.9    SEC Reports.................................................. 19
Section 4.10   Waiver of Stay, Extension or Usury Laws...................... 20
Section 4.11   Amendment to Certain Agreements.............................. 20
Section 4.12   Title to Collateral and Limitation
               on Liens; Sale of Aircraft; Total Loss
               With Respect to Aircraft..................................... 20
Section 4.13   Books, Records, Access; Confidentiality...................... 23
Section 4.14   Security Interests........................................... 24
Section 4.15   Repurchase of Securities Upon a Change in Control............ 24
Section 4.16   Restrictions on Becoming an Investment Company............... 25
Section 4.17   Listing...................................................... 25

                                   ARTICLE 5.

                             SUCCESSOR CORPORATION

Section 5.1    Covenant Not to Consolidate, Merge,
               Convey or Transfer Except Under Certain Conditions........... 25
Section 5.2    Successor Person Substituted................................. 26
Section 5.3    Limitation on Lease of Properties............................ 27

                                   ARTICLE 6.

                              DEFAULT AND REMEDIES

Section 6.1    Events of Default............................................ 27
Section 6.2    Acceleration................................................. 29
Section 6.3    Other Remedies............................................... 29
Section 6.4    Waiver of Past Defaults...................................... 30
Section 6.5    Control by Majority.......................................... 30
Section 6.6    Limitation on Suits.......................................... 30
Section 6.7    Rights of Holders to Receive Payment......................... 31
Section 6.8    Collection Suit by Trustee................................... 31
Section 6.9    Trustee May File Proofs of Claim............................. 31
Section 6.10   Application of Proceeds...................................... 32
Section 6.11   Undertaking for Costs........................................ 33
Section 6.12   Restoration of Rights on Abandonment of Proceedings.......... 33
Section 6.13   Powers and Remedies Cumulative; Delay or Omission
               Not Waiver of Default........................................ 34

                                   ARTICLE 7.

                                    TRUSTEE

Section 7.1    Duties of Trustee............................................ 34
Section 7.2    Rights of Trustee............................................ 35
Section 7.3    Individual Rights of Trustee................................. 36
Section 7.4    Trustee's Disclaimer......................................... 36
Section 7.5    Notice of Defaults........................................... 36
Section 7.6    Reports by Trustee to Holders................................ 36
Section 7.7    Compensation and Indemnity................................... 36
Section 7.8    Replacement of Trustee....................................... 37
Section 7.9    Successor Trustee by Merger, etc............................. 38
Section 7.10   Eligibility; Disqualification................................ 38
Section 7.11   Preferential Collection of Claims Against Company............ 39

                                   ARTICLE 8.

                             DISCHARGE OF INDENTURE

Section 8.1    Termination of Company's Obligations......................... 39
Section 8.2    Application of Trust Money................................... 40
Section 8.3    Repayment to Company......................................... 41
Section 8.4    Reinstatement................................................ 41

                                   ARTICLE 9.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.1    Without Consent of Holders................................... 42
Section 9.2    With Consent of Holders...................................... 42
Section 9.3    Compliance with Trust Indenture Act.......................... 43
Section 9.4    Revocation and Effect of Consents............................ 43
Section 9.5    Notation on or Exchange of Securities........................ 44
Section 9.6    Trustee to Sign Amendments, etc.............................. 44
Section 9.7    Effect of Supplement and/or Amendment........................ 44

                                  ARTICLE 10.

                                    SECURITY

Section 10.1   Other Operative Documents.................................... 45
Section 10.2   Opinions, Certificates and Appraisals........................ 45
Section 10.3   Authorization of Actions to be Taken by the
               Trustee Under the Operative Documents........................ 46
Section 10.4   Payment of Expenses.......................................... 46
Section 10.5   Authorization of Receipt of Funds by the Trustee
               Under the Operative Documents................................ 47

                                  ARTICLE 11.

                                 MISCELLANEOUS

Section 11.1   Conflict with Trust Indenture Act of 1939.................... 47
Section 11.2   Notices; Waivers............................................. 47
Section 11.3   Communications by Holders with Other Holders................. 48
Section 11.4   Certificate and Opinion as to Conditions Precedent........... 48
Section 11.5   Statements Required in Certificate or Opinion................ 49
Section 11.6   Rules by Trustee, Paying Agent, Registrar.................... 50
Section 11.7   Holidays..................................................... 50
Section 11.8   Governing Law; Waiver of Jury Trial.......................... 50
Section 11.9   No Adverse Interpretation of Other Agreements................ 50
Section 11.10  No Recourse Against Others................................... 51
Section 11.11  Benefits of Indenture and the Securities Restricted.......... 51
Section 11.12  Successors and Assigns....................................... 51
Section 11.13  Counterpart Originals........................................ 51
Section 11.14  Severability................................................. 51
Section 11.15  Effect of Headings........................................... 52

                                  ARTICLE 12.

                             RELEASE OF COLLATERAL

Section 12.1   Release of Collateral........................................ 52


APPENDIX I  Definitions Appendix
APPENDIX II Rule 144A/Regulation S Appendix (including forms of
            11 3/8% Senior Secured Note as Exhibits 1 and 2
            thereto)
EXHIBIT A   Form of Aircraft Mortgage and Security Agreement


     INDENTURE dated as of April 21, 1998 between TRANS WORLD AIRLINES, INC., a Delaware corporation (the "Company"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 11 3/8% Senior Secured Notes due 2003 (the "Initial Securities") and, if and when issued pursuant to a resale of Initial Securities, the Company's 11 3/8% Senior Secured Notes due 2003 (the "Resale Securities") and, if and when issued pursuant to a registered exchange for Initial Securities or Resale Securities, the Company's 11 3/8% Senior Secured Notes due 2003 (the "Exchange Securities") and, if and when issued pursuant to a private exchange for Initial Securities, the Company's 11 3/8% Senior Secured Notes due 2003 (the "Private Exchange Securities" and, together with the Resale Securities, the Exchange Securities and the Initial Securities, the "Securities").



                                   ARTICLE 1.

                     DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1 Definitions.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached hereto as Appendix I, which shall be a part of this Indenture as if fully set forth in this place.

     Section 1.2 Rules of Construction.

     The rules of construction for this Indenture are set forth in Section 2 of the Definitions Appendix.



                                   ARTICLE 2.

                                 THE SECURITIES

     Section 2.1 Designation, Form and Dating.

     Provisions relating to the Initial Securities, the Resale Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Rule 144A/Regulation S Appendix attached hereto as Appendix II (the "Rule 144A Appendix") which is hereby incorporated in and expressly made part of this Indenture. The Initial Securities and the Resale Securities and the Trustee's certificate of authentication with respect to each thereof shall be substantially in the form of Exhibit 1 to the Rule 144A Appendix (with such appropriate insertions, omissions, substitutions and other variations as are required by this Indenture) and are hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities, the Private Exchange Securities, and the Trustee's certificates of authentication shall be substantially in the form of Exhibit 2 to the Rule 144A Appendix (with such appropriate insertions, omissions, substitutions and other variations as are required by this Indenture) and are hereby incorporated in and expressly made a part of this Indenture.
The Securities may have imprinted or otherwise reproduced thereon such notations, legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication and shall bear interest from the applicable date set forth in the form of Security and shall be payable, unless previously Tendered, on the dates as specified on the face of the form of the Security.

     The Person in whose name any Security is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest and Special Interest, if any, payable on such Interest Payment Date to the extent provided by such Security, except if and to the extent the Company shall default in the payment of the interest or Special Interest due on such Interest Payment Date, in which case defaulted interest or Special Interest, as the case may be, shall be paid to the Person in whose name the Outstanding Security is registered at the close of business on the subsequent record date (which shall be not less than five (5) Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holders of Securities not less than fifteen (15) days preceding such subsequent record date (a "Special Record Date").

     Section 2.2 Execution, Amount, Authentication and Delivery.

     The Securities shall be signed for the Company by the manual or facsimile signatures of an Officer and a Certifying Officer. The Company's seal shall be affixed to or reproduced on the Securities. Typographical or other errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

     If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $43,200,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.6, 2.7, 2.9, 4.15, or 9.5 or in conjunction with a Registered Exchange Offer or any Private Exchange (as such terms are defined in the Rule 144A Appendix).

     The Securities shall be known and designated as the "11 3/8% Senior Secured Notes due 2003" of the Company. Their Stated Maturity shall be April 15, 2003, and, subject to the increases in the rate of interest set forth in Section 4.12 hereof and in the Securities, they shall bear interest at the rate of 11 3/8% per annum, from April 21, 1998 or from the most recent Interest Payment Date to which interest and Special Interest, if any, have been paid or duly provided for, as the case may be, payable semi- annually in arrears on April 15 and October 15, commencing October 15, 1998, until the principal thereof is paid or made available for payment.

     Subject to the limits set forth in the second preceding paragraph of this Indenture, the Trustee shall authenticate Securities for original issue upon written order of the Company signed by an Officer and by a Certifying Officer of the Company. The order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated, shall provide instructions with respect to the delivery thereof and shall be accompanied by the documents specified in Sections 10.2 and 11.4 and by the following (provided, however, that the Trustee shall be authorized conclusively to rely upon the documents specified in Section 11.4):

     (a) the grant to the Trustee, by assignment, pledge, or otherwise pursuant to the Mortgage, of a security interest in the Collateral;

     (b) Officers' Certificates or other satisfactory confirmation (i) with respect to the Mortgage and the Collateral, that the Company is the legal and beneficial owner of the Collateral, free and clear of all Liens except Permitted Liens; and (ii) describing the actions taken to make, obtain and accomplish all necessary filings, confirmations and identifications referred to in Section 4.14 hereof;

     (c) compliance with all applicable provisions of Sections 4.12 and
4.14 hereof;

     (d) an Officers' Certificate confirming all representations and warranties of the Company contained in this Indenture and the other Operative Documents as of the date of authentication;

     (e) an Officers' Certificate containing representations and warranties of the type usual and customary to the issuance of the Securities such as, but not limited to, representations regarding due authorization of this Indenture; due authorization of the issuance and delivery of the Securities; that the Securities, when so issued and delivered against delivery of the Aircraft under the Aircraft Sale Agreement will be duly and validly issued, and constitute valid and binding obligations of the Company, enforceable in accordance with their terms; that no consent, approval or authorization of, or designation, declaration, or filing with, any governmental authority or any other person or entity is required of the Company in connection with the execution and delivery of this Indenture or the issuance and delivery of the Securities; and that the Securities have been registered under the Securities Act or that registration is not required in connection with the offer, issuance and delivery of the Securities;

     (f) an Opinion of Counsel to the effect that the Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Indenture and the other Operative Documents; that the Securities have been duly authorized and validly issued; and that the offer and issuance of the Securities have been registered or will be exempt from the registration requirements under the Securities Act; and

     (g) execution and delivery by the Company of the Securities and by all parties thereto of this Indenture and all other Operative Documents;

provided, however, that any Securities in fact authenticated by the Trustee upon written order of the Company as set forth in the first sentence of this paragraph shall be deemed to have been duly authenticated hereunder and to constitute an enforceable contractual obligation of the Company and shall be entitled to all the benefits of this Indenture and the other Operative Documents equally and proportionately with any and all other Securities duly authenticated and delivered hereunder, in each case, notwithstanding any failure of the Company to deliver any of the documents specified in Sections 10.2 and 11.4 or above in this sentence.

     The Securities shall be issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof, except that the Global Securities may be issued in a different denomination.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any guarantor or any Affiliate of the Company.

     Section 2.3 Registrar and Paying Agent.

     The Company shall maintain an office or agency where Securities eligible for transfer or exchange may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment or repurchase ("Paying Agent").
The Registrar shall keep a register of the Securities and of their transfer and exchange ("Register"). Such Register shall be in written form in the English language or any other form capable of being converted into such form within a reasonable time. At all reasonable times such Register shall be open for inspection by the Trustee. The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

     The Company may enter into an appropriate agency agreement with any Agent not a party to this Indenture. Such agency agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

     The Company initially appoints the Trustee as Registrar and Paying
Agent.

     Section 2.4 Paying Agent to Hold Payments In Trust.

     Each Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all Payments held by the Paying Agent for the payment of principal of, repurchase or redemption price, if any, of, interest on, and Special Interest, if any, with respect to, the Securities (whether such Payment has been paid to it by the Company or any other obligor on the Securities), and shall promptly notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such Payment. The Company at any time may require a Paying Agent to Pay all Payments held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to Pay all Payments held by it to the Trustee and to account for any Payments distributed. Upon doing so the Paying Agent shall have no further liability for the Payments.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, repurchase or redemption price, if any, of, interest on, or Special Interest, if any, with respect to, any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto Payments sufficient to pay the principal, repurchase or redemption price, if any, of, interest or Special Interest, if any, so becoming due until such Payments shall be Paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of such action or any failure so to act.

     The Company will, on or before each due date for the payment of the principal of, repurchase or redemption price, if any, of, interest on, or Special Interest, if any, with respect to any of the Securities, deposit with a Paying Agent Payments (in same day funds) sufficient to pay the principal, repurchase or redemption price, if any, of, interest or Special Interest, if any, so becoming due, such Payments to be held in trust for the benefit of the Persons entitled to such principal, repurchase or redemption price, if any, of, interest, or Special Interest, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all Payments received by it as such agent for the payment of the principal of, repurchase or redemption price, if any, of, interest on, or Special Interest, if any, with respect to the Securities (whether such Payments have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto until such Payments shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) promptly give the Trustee notice of any failure by the Company (or any other obligor upon the Securities) to make any payment of the principal of, repurchase or redemption price, if any, of, interest on, or Special Interest, if any, with respect to, the Securities when the same shall be due and payable; and

     (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all Payments so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, Pay, or direct any Paying Agent to Pay, to the Trustee all Payments held in trust by the Company or such Paying Agent, such Payments to be held by the Trustee upon the same trusts as those upon which such Payments were held by the Company or such Paying Agent; and, upon such Payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Payments held by it as Paying Agent.

     Any Payments deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, redemption or repurchase price, if any, of, interest on or Special Interest, if any, with respect to, any Security and unclaimed for two (2) years after such principal, redemption, repurchase price, interest or Special Interest has become due and payable shall be paid to the Company on its request, or (if then held by the Company) shall be discharged from such trust, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof and all liability of the Trustee or such Paying Agent with regard to such Payments, and all liability of the Company as trustee thereof, shall thereupon cease.

     Section 2.5 Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.6 Transfer and Exchange.

     When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder or his attorney duly authorized in writing. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any registration of transfer or exchange, but not for any exchange pursuant to Sections 2.9, 3.7, 4.15 or
9.5 or any other Tender not involving any transfer of Securities (other than to the Company). No service charge shall be made for any such transaction.

     In the case of any Security which is Tendered in part only, upon such Tender the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to the non-Tendered portion of the principal of such Security. No Securities will be issued in denominations of less than $1,000 upon tender of the Securities.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt of the same series and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Section 2.7 Mutilated, Defaced, Destroyed, Lost and Stolen Securities.

     In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, subject to compliance with the following sentence and in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be reasonably required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Upon the issuance of any substitute Security pursuant to the preceding paragraph, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been tendered for repurchase pursuant to any of the provisions hereof (as evidenced by an irrevocable written notice from the Holder to the Company and the Trustee), shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of such Security (without surrender of such Security except in the case of a mutilated or defaced Security), as applicable, if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may reasonably require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is mutilated or defaced shall constitute an additional contractual obligation of the Company and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of the same series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated or defaced or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.8 Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities have given or concurred in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document, Securities owned by the Company (including Securities Tendered), an Affiliate of the Company, any other obligor upon the Securities, any Affiliate of such obligor upon the Securities or any Person who has given or concurred in any such amendment, request, demand, authorization, direction, notice, consent or waiver under the direction of, by agreement with, or as a condition or in consideration of any exchange offer by or transfer of such Person's Securities to the Company, an Affiliate of the Company, any other obligor, any Affiliate of such obligor or any such Person, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such amendment, request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee that neither the Company nor any such other obligor, Affiliate or Person is affiliated with the pledgee or any Affiliate of the pledgee and that the pledgee has the present right (subject to no contrary obligation or understanding) so to act with respect to the Securities on the basis of its best interests as a Holder independently of any direction by or interest of the Company. In case of a dispute as to such right, the Trustee in good faith shall be entitled to rely upon the advice of counsel, including counsel for the Company. Upon request of the Trustee, the Company shall promptly furnish to the Trustee a certificate of a Certifying Officer listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons; and subject to Sections 7.1 and 7.2 herein, the Trustee shall be entitled to accept such certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. The Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any additional security, to any Holder of Securities as consideration for or as an inducement to giving or concurring in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document unless such remuneration is concurrently paid, or such security is concurrently granted, as the case may be, on the same terms ratably to the Holders of all Securities then Outstanding (regardless of whether any such Holder has given or concurred in such amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document).

     For purposes of this Section and without limiting the generality of the foregoing, Securities which are subject to a binding contract or irrevocable tender offer (including an offer which is in any way conditioned upon or simultaneous with, or requires as a condition precedent (whether by contract or otherwise) or which cannot be effected without, the agreement or consent of the transferor to any amendment, request, demand, authorization, direction, notice, consent or waiver hereunder) pursuant to which ownership (direct or indirect) is to be transferred (including for example, Securities tendered to the Company or any other Person in an exchange transaction) shall be deemed owned by such transferee, and therefore, any such simultaneous agreement or consent by the transferor shall be invalid.

     Section 2.9 Temporary Securities.

     Until definitive Securities are ready for delivery, the Company may prepare, and, upon written order of the Company, the Trustee shall authenticate, temporary Securities in any authorized denominations. Temporary Securities shall be substantially in the form of definitive Securities of the same series but may have variations that the Company reasonably considers appropriate and necessary for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities of the same series.

     Section 2.10 Cancellation.

     The Company may at any time deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange (including without limitation, Initial Securities exchanged for Exchange Securities, Private Exchange Securities or both), repurchase or payment. All Securities purchased pursuant to any Offer to Purchase shall be canceled. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, repurchase or cancellation. The Company may not issue new Securities to replace Securities it has paid (upon Tender or otherwise) or which have been delivered to the Trustee for cancellation. The Trustee shall destroy all canceled Securities and, if requested, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     Section 2.11 Defaulted Interest; Interest on Defaulted Principal.

     If the Company defaults in a payment of interest on, or Special Interest, if any, with respect to, the Securities, it shall pay the defaulted interest, plus interest on the defaulted interest or Special Interest, as the case may be, at the rate then borne on the Securities to the extent permitted by law and the terms thereof, to the persons who are Securityholders on a subsequent Special Record Date. The Company shall fix the Special Record Date and payment date. At least fifteen (15) days before the Special Record Date, the Company shall mail to each Securityholder a notice that states the Special Record Date, the payment date and the amount of defaulted interest or Special Interest, as the case may be, to be paid. If the Company defaults in the payment of principal on the Securities (whether on acceleration, at maturity, upon tender for repurchase, or otherwise), it shall pay interest on such defaulted principal at the rate then borne by the Securities to the Trustee upon demand. The Trustee shall apply any such payment in accordance with the provisions of Section 6.10.

     Section 2.12 CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE 3.

                                  REDEMPTIONS

     Section 3.1 Optional Redemption.

     The Securities Outstanding shall not be subject to redemption in whole or in part at the option of the Company prior to April 15, 2001. On or after April 15, 2001, the Securities may be redeemed at any time in whole or in part (in any integral multiple of $1,000) by the Company at its sole option at redemption prices (expressed as a percentage of principal amount) as set forth below during the twelve-month periods beginning April 15 of the years shown below, plus in each case an amount equal to accrued and unpaid interest and Special Interest, if any, with respect to, the Securities to and including the redemption date:

                                            Redemption
                      Year                    Price
                      ----                    -----
                      2001                   104.550%
                      2002                   102.275%


     Section 3.2 Redemption Notice to Trustee.

     If the Company elects to redeem Securities as provided in Section 3.1, it shall notify the Trustee of the redemption date, the principal amount of Securities and all other information needed for the notice to be given by the Trustee pursuant to Section 3.4.

     The Company shall give the notice provided for in this Section at least ten (10) days (unless a shorter notice shall be satisfactory to the Trustee) prior to the date the Trustee must give notice pursuant to Section 3.4.

     Section 3.3 Selection of Securities to be Redeemed.

     If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on either a pro rata basis or by lot. The Trustee shall make the selection from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

     Section 3.4 Notice of Redemption.

     At least 30 days but not more than 60 days before a redemption date, the Company shall mail by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

     The notice shall identify the Securities and the principal amount thereof to be redeemed and shall state:

          (a) the principal amount of each Security held by each such Holder to be redeemed;

          (b) the redemption date;

          (c) the redemption price (including the amount of accrued and unpaid interest and Special Interest, if any, to be paid on the Securities called for redemption);

          (d) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

          (e) the name and address of the Paying Agent;

          (f) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (g) that, unless the Company defaults in making the redemption payment, interest on the Securities to be redeemed ceases to accrue on and after the redemption date and the only remaining right of the Holders of such Securities is to receive payment of the redemption price upon surrender to the Paying Agent of the Securities.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

     Section 3.5 Effect of Notice of Redemption.

     Once a notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the redemption price and, on and after such date (unless the Company shall default in the payment of the redemption price), such Securities shall cease to bear interest. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accrued interest and Special Interest, if any, to the redemption date.

     Section 3.6 Deposit of Redemption Price.

     On or before 10:00 a.m., Eastern Time, on the redemption date, the Company shall deposit with the Paying Agent money in funds immediately available on the redemption date sufficient to pay the redemption price of and accrued interest on and Special Interest, if any, with respect to, all Securities to be redeemed on that date.

     Section 3.7 Securities Redeemed in Part.

     Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

     Section 3.8 Mandatory Redemption.

     Subject to the other provisions of this Section 3.8, the Company shall, until all the Securities are paid or payment thereof has been provided for, deposit in accordance with Section 3.6, at least one Business Day prior to October 15 in each year, commencing October 15, 2000 (each such date being hereinafter referred to as a "Mandatory Redemption Date"), an amount in cash sufficient to redeem an aggregate principal amount of Securities (the "Mandatory Redemption Amount") equal to $1,840,000 on October 15, 2000 and $1,838,000 on each of October 15, 2001 and October 15, 2002 (or, if the aggregate principal amount of Securities Outstanding on any such Mandatory Redemption Date is less than the principal amount required to so be redeemed, then all the Outstanding Securities shall be redeemed on such date), at a redemption price (expressed as a percentage of the aggregate principal amount of Securities Outstanding) of 100% plus accrued and unpaid interest and Special Interest, if any, to the Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest and Special Interest, if any, due on the relevant Interest Payment Date). Each such deposit shall be applied to the redemption of Securities on such Mandatory Redemption Date as herein provided. The Trustee shall, on or before the thirtieth day prior to such Mandatory Redemption Date (but not sooner than 45 days before such date), select, in the manner provided in Section 3.3, the Securities to be redeemed on the next Mandatory Redemption Date and cause notice of the redemption thereof to be given in the name and at the expense of the Company in the manner provided in Section 3.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner set forth in Sections 3.5 and 3.7.

     At its option the Company may at any time reduce its obligation to pay any Mandatory Redemption Amount in cash by delivering to the Trustee at least 45 days before the related Mandatory Redemption Date (i) Securities which have been acquired by the Company in open market purchases (and, for avoidance of doubt, not acquired by way of any redemption or Offer to Purchase hereunder) and have not been called for redemption under any provision of this Indenture, together with (ii) an Officers' Certificate directing the Trustee to cancel the Securities and stating the election of the Company to have credited against such Mandatory Redemption Amount on such Mandatory Redemption Date a specified principal amount of Securities so delivered. Each such Officers' Certificate shall state that the Securities forming the basis of such credit do not include any Securities theretofore credited against any Mandatory Redemption Amount pursuant to this Section 3.8. All Securities made the basis of a credit against a Mandatory Redemption Amount shall be credited at 100% of their principal amount. Although the Company may obtain credit against any Mandatory Redemption Amount in advance of the related Mandatory Redemption Date as provided herein, any such credit shall be applied against such Mandatory Redemption Amounts in the order in which they become due.

     In case of the failure of the Company to deliver such Officers' Certificate, the Mandatory Redemption Amount due on such Mandatory Redemption Date shall be paid entirely in cash without the option to reduce the Company's obligation to make such payment as specified in this Section 3.8.

     Each Mandatory Redemption Amount shall be automatically reduced by $613,000 for each Aircraft that is sold in accordance with Section 4.12(c) or that is the subject of a Total Loss, provided, that in each case, the Company has complied in full with the applicable provisions of Section 4.12 with respect to such sale or Total Loss, as the case may be. The effective date of any such reduction shall be either the Payment Date with respect to the related Offer to Purchase (so long as the Company does not default in the payment of the purchase price with respect to such Offer to Purchase) or, if no such Offer to Purchase is required pursuant to the provisions of
Section 4.12, then such effective date shall be (with respect to the sale of an Aircraft) the date of consummation of the sale of such Aircraft or (with respect to Total Loss of an Aircraft) the date that is twenty-five days after the Total Loss Date with respect to such Total Loss, provided, however, that such reduction shall not apply to any Mandatory Redemption Amount for which a notice of redemption has been given under Section 3.8 on or prior to such effective date.

     On or after the Mandatory Redemption Date and upon Request (and so long as no Event of Default has occurred and is continuing), the Trustee shall promptly return to the Company any funds it is holding under this
Section 3.8 in excess of the Mandatory Redemption Amount (as reduced pursuant to the provisions of this Section 3.8) related to such Mandatory Redemption Date and shall promptly authenticate and mail to the Company a new Security or Securities in an aggregate principal amount equal to that portion (if any) of the Securities delivered to the Trustee and not used by the Company as a credit under this Section 3.8 (provided, however, that the Company has previously delivered to the Trustee sufficient executed Securities to enable the Trustee to so authenticate such Securities).


                                   ARTICLE 4.

                   COVENANTS, REPRESENTATIONS AND WARRANTIES

     Section 4.1 Payment of Securities.

     The Company shall pay the principal of, interest on and Special Interest, if any, with respect to, the Securities on the dates and in the manner provided in this Indenture and in the Securities.

     The Company shall pay interest semi-annually in arrears on each Interest Payment Date, commencing October 15, 1998. Interest shall be paid on each Interest Payment Date in an amount equal to the interest accrued for the period beginning from the Issue Date, or from the most recent date to which interest and Special Interest, if any, have been paid. All interest and Special Interest, if any, due and payable on the Securities shall be paid in cash, except that the Company may at its option, make such Payments by check mailed to the address of the Person entitled thereto as it appears in the Register; provided, however, that such Payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by a Holder with a bank in New York City if such Holder owns at least $250,000 in aggregate principal amount of certificated Securities and elects payment by wire transfer by giving written notice to the Company and the Trustee to such effect designating such account no later than 10 days immediately preceding the relevant due date for payment (or such other date as the Company and the Trustee may accept in their discretion).

     An installment of principal, interest or Special Interest, if any, shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or any Affiliate thereof) holds on that date Payments designated for and sufficient to pay such installment and the Trustee or Paying Agent is not prohibited from Paying such Payments to the Holders of the Securities pursuant to this Indenture.

     The Company shall pay interest at the rate set forth in this Indenture and the Securities and the Company shall pay interest on unpaid interest or Special Interest, if any, at the same rate to the extent legally permitted.

     Section 4.2 Maintenance of Office or Agency.

     The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. At the request of the Company, said office or agency may be the office of an agent appointed by the Trustee for such purpose. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 4.3 Limitation on Dividends and Acquisition of Common Stock.

     The Company will not declare or pay any dividend or make any distribution on its Common Stock, Employee Preferred Stock or other Capital Stock of the Company (other than dividends or distributions payable in the Company's Common Stock or Employee Preferred Stock or options, warrants or other rights to acquire, subscribe for or purchase the Company's Common Stock or Employee Preferred Stock) and will not, and will not permit any of its Subsidiaries to, purchase, redeem or otherwise acquire for value any shares of its Common Stock, Employee Preferred Stock or other Capital Stock of the Company, whether in cash or Property or in obligations of the Company, if, at the time of such declaration, payment, distribution, purchase, redemption or other acquisition or, after giving effect thereto, a Default or Event of Default shall have occurred and be continuing; provided, that notwithstanding anything to the contrary written above, this Section 4.3 shall not apply to: (a) any purchase or redemption of Common Stock or Preferred Stock by the Company or an employee stock ownership or benefit plan (i) from union employees or former union employees, or their respective transferees, pursuant to the terms of agreements with labor unions existing on the date hereof; (ii) from recipients or their transferees of such stock from employee stock ownership or benefit plans subject to ERISA; (iii) from employee stock ownership or benefit plans subject to ERISA in order to provide cash benefits to employees pursuant to the terms of such plans; and (iv) as required by ERISA; (b) any purchase or redemption of Common Stock or Preferred Stock by an employee stock ownership or benefit plan subject to ERISA for an aggregate consideration, without regard to purchases or redemptions pursuant to clause (a) above, of up to $200,000,000; (c) the payment of fixed or mandatory dividends on or scheduled redemptions or exchanges of any of the Company's 8% Preferred Stock and 9 1/4,% Preferred Stock and the payment of any interest on the securities issuable upon such exchange; (d) the payment of any dividends on or the purchase, redemption or other acquisition or retirement of the Common Stock or Preferred Stock of the Company within sixty
(60) days after the date of declaration of such dividend or the commitment to make such purchase, redemption or other acquisition or retirement, if at said date of declaration or commitment such payment or commitment complied with this
Section 4.3; (e) the purchase, redemption, retirement or other acquisition of any shares of the Company's Common Stock or Preferred Stock in exchange for, or out of the proceeds of the substantially concurrent sale of, Common Stock or Preferred Stock of the Company; (f) any consolidation or merger with or into any Person or conveyance or transfer of all or substantially all of the Company's Property to one or more Persons substantially as an entirety, not prohibited by the terms of Section 5.1; and (g) the conversion of Employee Preferred Stock into Common Stock.

     Section 4.4 Corporate Existence.

     (a) Except as otherwise provided in Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries engaged in substantial business activity each in accordance with the respective organizational documents of the Company and each such Subsidiary and the rights (charter and statutory), licenses, permits, approvals and governmental franchises of the Company and each such Subsidiary necessary to the conduct of its respective business; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or to preserve the corporate existence of any such Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer in the interest of the Company and that termination of the corporate existence is not disadvantageous to the Holders in any material respect.

     (b) The Company shall continue to be an air carrier certificated under Section 604(b) of the Federal Aviation Act.

     (c) The Company is and, to the extent required to operate its business as presently conducted and to perform its obligations under this Indenture and the Operative Documents, shall remain a "citizen of the United States" as defined in Section 101(16) of the Federal Aviation Act.

     Section 4.5 Payment of Taxes and Other Claims.

     The Company shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company and each Subsidiary or upon the income, profits or Property of the Company and each Subsidiary or upon the Collateral and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Collateral or the other Property of the Company or a Subsidiary; provided, however, that the Company or a Subsidiary, as the case may be, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim
(i) the amount, applicability or validity of which is being contested in good faith by appropriate proceedings as permitted by and in accordance with the provisions of the Operative Documents, to the extent applicable, and for which adequate reserves have been established in accordance with GAAP, as in effect from time to time, or (ii) if the Company delivers to the Trustee a Certificate of an Officer stating that such non-payment and non-discharge is in the interest of the Company and not prejudicial in any material respect to the Holders.

     Nothing contained herein or in the Securities shall be deemed to impose on the Trustee or on the Company any obligation to pay on behalf of the Holder of any Securities any tax, assessment or governmental charge required by any present or future law of the U.S. or of any state, county, municipality or other taxing authority thereof to be paid on behalf of, or withheld from the amount payable to, the Holder of any Securities; rather any tax, assessment or governmental charge shall, to the extent required by law, be withheld from the amounts provided for herein.

     Section 4.6 Notices.

     The Company shall notify the Trustee in writing of any of the following promptly (and in any event within five (5) Business Days after an Officer learns of the occurrence thereof) describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

     (a) In the event that any Indebtedness of the Company or any Significant Subsidiary of the Company in a principal amount in excess of $10,000,000 (i) is declared due and payable before its stated maturity because of the occurrence of any default (or any event which, with notice or the lapse of time, or both, shall constitute such default) under such Indebtedness or (ii) is not paid at its stated maturity; or

     (b) Any litigation, arbitration proceeding or governmental proceeding involving damages or potential liability in excess of $10,000,000 is instituted against the Company or any of its Subsidiaries which, if adversely determined, would have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries taken as a whole.

     Section 4.7 Maintenance of Properties and Insurance.

     Except as otherwise provided in this Indenture, the Company shall, and shall cause each of its Subsidiaries to, cause all Collateral and other Properties owned by or leased to it and used or useful in the conduct of the business of the Company or any such Subsidiary, as the case may be, to be maintained and kept in good repair, working order and condition, except for reasonable wear and use, and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except, in every case, as and to the extent that the Company or any such Subsidiary may be prevented by fire, strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion or unavoidable casualty or similar causes beyond the control of the Company or such Subsidiary; provided, however, that subject to all requirements of the Operative Documents, nothing in this Section 4.7 shall prevent the Company or any such Subsidiary from discontinuing the use, operation or maintenance of any such Properties, or disposing of any of them, if such discontinuance or disposal is, in the good faith judgment of an Officer of the Company (or other agent employed by the Company) having managerial responsibility for any such Property (or, in the case of any materially important item, with respect to operations or value, in the good faith judgment of the Company as expressed in a resolution of the Board of Directors), desirable in the conduct of the Company's business or that of its Subsidiaries.

     For so long as any Collateral or Property is deemed to be useful to the conduct of the business of the Company or its Subsidiaries, the Company shall, or shall cause such Subsidiaries to, maintain appropriate insurance, in accordance with industry practice, on such Collateral and Properties and as required under the provisions of the applicable Operative Documents.

     Notwithstanding the provisions of this Section 4.7, to the extent there exists any inconsistency between the provisions hereof and the provisions of the Mortgage relating to Property which constitutes Collateral, the provisions of the Mortgage shall prevail as to all Collateral.

     Section 4.8 Default Notices and Compliance Certificates.

     Contemporaneously with furnishing quarterly financial reports to the Trustee under Section 4.9(a) or mailing quarterly statements to the Trustee and Holders under Section 4.9(c), the Company shall furnish to the Trustee a Certifying Officer's Certificate to the effect that no Default or Event of Default has occurred or is continuing, or, if there is any such Default or Event of Default, describing it and the steps, if any, being taken to cure it.

     The Company shall deliver to the Trustee within one hundred twenty
(120) days after the end of each fiscal year in which any of the Securities remain Outstanding a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company (which need not comply with the provisions of Section 11.5) stating whether or not, to the knowledge of the signer after due inquiry, the Company is in compliance with all conditions and covenants under this Indenture and the Operative Documents (determined without regard to any period of grace or requirement of notice), and if the Company is not in compliance with all such conditions and covenants, describing each Default or Event of Default and its status. The first certificate to be delivered by the Company pursuant to this Section 4.8 shall be for the fiscal year ending December 31, 1998.

     Section 4.9 SEC Reports.

     (a) The Company shall deliver to the Trustee as soon as practicable after it files them with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a).

     (b) So long as any of the Securities remain Outstanding, the Company shall cause its annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders generally, to be mailed to the Holders of such Outstanding Securities at their addresses appearing in the Register.

     (c) At any time the Company does not have a class of securities registered, or is not otherwise required to file quarterly and other reports under the Exchange Act, the Company will prepare or cause to be prepared, for each of the first three (3) quarters of each fiscal year, an unaudited balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter and related unaudited consolidated statements of income and retained earnings and cash flow of the Company and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the corresponding year-to-date period in the previous year, certified by the principal financial officer of the Company, and for each fiscal year, an audited balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and related audited consolidated statements of income and retained earnings and cash flow of the Company and its consolidated Subsidiaries for such year, setting forth in comparative form the figures for the previous year, reported on without a qualification arising out of the scope of the audit, by the Company's independent public accountants. All financial statements will be prepared by a nationally recognized auditing firm and will be prepared in accordance with generally accepted accounting principles, as in effect from time to time, consistently applied, except for changes with which the Company's independent public accountants concur and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of the respective financial statements to be mailed to the Trustee and each of the Holders of the Securities within forty-five (45) days after the close of each of the first three (3) quarters of each fiscal year and within one hundred twenty (120) days after the close of each fiscal year, to the addresses set forth in Section 11.2 or, in the case of each of the Holders, to such Holder's address as set forth in the Register of the Securities.

     Section 4.10 Waiver of Stay, Extension or Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, interest on, or Special Interest, if any, with respect to, the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Operative Documents; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee herein and in the Operative Documents, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 4.11 Amendment to Certain Agreements.

     The Company shall not enter into or consent to any amendment, supplement or other modification of the Operative Documents except as permitted under Article 9 hereof.

     Section 4.12 Title to Collateral and Limitation on Liens; Sale of Aircraft; Total Loss With Respect to Aircraft.

     (a) The Company represents and warrants that it has, and covenants that it shall continue to have, full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the security interests in the Collateral referred to in
Article 10; the Company shall warrant, preserve and defend the interest and title of the Trustee to the Collateral, against the claims of all persons and will maintain and preserve the security interests contemplated by
Article 10; and the Company shall not, and not permit any of its Subsidiaries to, directly or indirectly, incur, assume or suffer to exist any Lien of any nature whatsoever upon or with respect to the Collateral, other than Permitted Liens. The Company shall cause the Operative Documents, including all necessary financing statements, notifications of secured transactions and other assurances or instruments to be properly recorded, registered and filed and to be kept, recorded, registered and filed in such manner and in such places as may be required by law and shall take all such other actions as may be required in order to make effective the security interests intended to be created in connection with this Indenture. The Company shall furnish to the Trustee the Opinions of Counsel required by Section 10.2 to confirm such action.

     (b) The Company shall not, directly or indirectly, consummate any sale, lease, transfer or other disposition of any Collateral except as permitted in paragraph (c) of this Section 4.12 or in the other Operative Documents.

     (c) (i) The Company may, at any time after the earlier to occur of the conversion of the Equity Notes into Common Stock or such other securities, cash or other Property, in each case, as provided in and in accordance with Article 13 of the Equity Notes Indenture or the payment in full of the Equity Notes, sell one or more of the Aircraft upon compliance with the following requirements:

          (A) the Company shall (unless the Company is not required to make such Offer to Purchase pursuant to the proviso in this clause (A) or the provisions of Section 4.12(e)) have commenced an Offer to Purchase Securities in an aggregate principal amount (the "Sale OTP Amount") equal to (for each Aircraft so sold) (1) the aggregate principal amount of the Securities Outstanding on the date of the commencement of such Offer to Purchase minus (2) the product of (x) the Redemption Value as of such date multiplied by (y) the number of Aircraft that will remain subject to the Mortgage after giving effect to such sale, at a purchase price (expressed as a percentage of principal amount of Securities to be purchased) equal to (I) 102%, if such Offer to Purchase is commenced prior to the first anniversary of the Issue Date, or (II) 101%, if such Offer to Purchase is commenced on or after the first anniversary of the Issue Date, plus, in each case, accrued and unpaid interest and Special Interest, if any, on such Securities to and including the Payment Date, provided, however, that if the foregoing calculation with respect to any such sale of an Aircraft results in a negative number, no Offer to Purchase shall be required with respect to such sale of such Aircraft;

          (B) the Company shall have given the Trustee prior notice of the pending sale of such Aircraft (which notice shall be given by the Company at least 15 days prior to the date of commencement of the Offer to Purchase (if any) for such Aircraft or, if no Offer to Purchase is required pursuant to the proviso in Section 4.12(c)(i)(A) or the provisions of Section 4.12(e), at least 15 days prior to the date of consummation of the sale of such Aircraft);

          (C) the Company shall have deposited with the Trustee an amount in cash equal to the purchase price with respect to the Offer to Purchase (if any) for such Aircraft on or prior to the date of sale of such Aircraft (which cash amount shall remain on deposit with the Trustee until the payment of the purchase price on the applicable Payment Date with respect to such Offer to Purchase); and

          (D) no Event of Default shall have occurred and be continuing or would result from the sale of such Aircraft.

        (ii) Effective as of the day immediately following the Payment Date with respect to the Offer to Purchase in connection with any sale of an Aircraft, the interest rate borne by the Securities then Outstanding shall be automatically, without any further act or deed, increased, if at all, by a per annum percent equal to the product of (A) 1.50 multiplied by (B) a fraction, (x) the numerator of which shall be the aggregate principal amount of Securities Outstanding on such Payment Date (after giving effect to the purchase of Securities pursuant to the Offer to Purchase on such Payment Date), minus the product of (1) the Redemption Value as of such Payment Date multiplied by (2) the number of Aircraft that will remain subject to the Mortgage after giving effect to such sale, and (y) the denominator of which shall be the aggregate principal amount of Securities Outstanding on such Payment Date (after giving effect to the purchase of Securities pursuant to the Offer to Purchase on such Payment Date). Any such increase shall be in addition to Special Interest, if any, then accruing with respect to such Security which Special Interest shall continue to accrue in accordance with the provisions of such Security. If, pursuant to the proviso in Section 4.12(c)(i)(A) or the provisions of Section 4.12(e), the Company is not required to make an Offer to Purchase in connection with a sale of Aircraft, then there shall be no increase in the rate of interest with respect to such sale. The amount of the increase in the interest rate borne by the Securities will be recalculated and reset following each sale of an Aircraft as of the Payment Date for the relevant Offer to Purchase. If on any such Payment Date the foregoing calculation results in a negative number or a numerator equal to zero, there shall be no increase in the interest rate resulting from such calculation and any such increase then in effect shall be reset to zero.

        (iii) Upon Request by the Company, payment by the Company of the Trustee's costs (including reasonable legal fees and disbursements) incurred in complying with such Request and satisfaction of the requirements of Section 4.12(c)(i), the Trustee shall release from the Lien of the Operative Documents, all right, title and interest of the Trustee in and to any Aircraft so sold and shall (so long as no Event of Default then exists) promptly after the Payment Date with respect to any Offer to Purchase made in connection with such sale, return to the Company any cash held in excess of the purchase price of the Securities tendered for purchase in connection with such Offer to Purchase. The Trustee may enter into any arrangements (including, without limitation, escrow arrangements) as it shall deem necessary or desirable to accomplish the intents and purposes of this Section 4.12(c).

     (d) In the event that there shall occur a Total Loss with respect to any Aircraft, the Company shall (unless the Company is not required to make such Offer to Purchase pursuant to the next succeeding sentence or the provisions of Section 4.12(e)) make an Offer to Purchase an aggregate principal amount of Outstanding Securities (the "Total Loss OTP Amount") equal to (for each Aircraft subject to such Total Loss) (i) the aggregate principal amount of the Securities Outstanding on the date such Offer to Purchase (if any) is required to be commenced hereunder minus
  (ii) the product of (A) the Redemption Value as of such date multiplied by (B) the number of Aircraft remaining that were not subject to such Total Loss, at a purchase price equal to 100% of the aggregate principal amount of Securities to be purchased, plus accrued and unpaid interest and Special Interest, if any, on such Securities, to and including the Payment Date. If the foregoing calculation with respect to any such Total Loss results in a negative number, no Offer to Purchase shall be required with respect to such Total Loss. The Company shall commence such Offer to Purchase (if any) within thirty (30) days after the Total Loss Date with respect to any such Total Loss. Upon Request by the Company and payment by the Company the purchase price with respect to such Offer to Purchase (if any) and the Trustee's costs (including reasonable legal fees and disbursements) incurred in complying with such Request, the Trustee shall release from the Lien of the Operative Documents, all right, title and interest of the Trustee in and to the Aircraft that was the subject of such Total Loss.

     (e) At its option the Company may reduce in whole or in part its obligation to pay any Sale OTP Amount or Total Loss OTP Amount in cash by delivering to the Trustee at least 15 days before the date of commencement of the related Offer to Purchase (i) Securities which have been acquired by the Company in open market purchases (and, for avoidance of doubt, not acquired by way of any redemption or Offer to Purchase hereunder) and have not been called for redemption under any provision of this Indenture, together with (ii) an Officers' Certificate directing the Trustee to cancel such Securities and stating the election of the Company to have credited against such Sale OTP Amount or Total Loss OTP Amount, as the case may be, a specified principal amount of Securities so delivered. Each such Officers' Certificate shall state that the Securities forming the basis of such credit do not include any Securities theretofore credited against any Sale OTP Amount or Total Loss OTP Amount pursuant to this Section 4.12(e). All Securities made the basis of a credit against a Sale OTP Amount or Total Loss OTP Amount shall be credited at 100% of their principal amount. Although the Company may obtain credit against the Sale OTP Amount or Total Loss OTP Amount, as the case may be, in advance of the related Payment Date as provided herein, any such credit shall be applied against such Sale OTP Amounts or Total Loss OTP Amounts, as the case may be, in the order in which they become due. In case of the failure of the Company to deliver such Officers' Certificate, the Sale OTP Amount or Total Loss OTP Amount, as the case may be, due on the Payment Date therefor shall be paid entirely in cash without the option to reduce the Company's obligation to make such payment as specified in this Section 4.12(e). If the principal amount of the Securities made the basis of a credit against any Sale OTP Amount (calculated, for this purpose, as of the date the Company is required to give to the Trustee the notice of the pending sale pursuant to Section 4.12(c)(i)(B)) or Total Loss OTP Amount (calculated, for this purpose, as of the date twenty-five days after the Total Loss Date with respect to such Total Loss), as the case may be, equals or exceeds such Sale OTP Amount or Total Loss OTP Amount, as the case may be, and the Company has otherwise complied with the applicable provisions of this
  Section 4.12(e), then the Company shall not be required to make the Offer to Purchase for which such Sale OTP Amount or Total Loss OTP Amount, as the case may be, was calculated. Such calculations shall be set forth in detail in the Officers' Certificate required under this Section 4.12(e). The Trustee shall promptly authenticate and mail to the Company a new Security or Securities in an aggregate principal amount equal to that portion (if any) of the Securities delivered to the Trustee and not used by the Company as a credit under this Section 4.12(e) (provided, that the Company has previously delivered to the Trustee sufficient executed Securities to enable the Trustee to so authenticate such Securities).

     Section 4.13 Books, Records, Access;  Confidentiality.

     (a)  The Company shall, and shall cause each of its Subsidiaries to,
(i) maintain complete and accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its respective business and activities, and
(ii) permit authorized representatives of the Trustee to visit and inspect the Properties of the Company or its Subsidiaries, and any or all books, records and documents in the possession of the Company relating to the Collateral, including the records, logs, and other materials referred to in
Section 2.1(c) of the Mortgage, and to make copies and take extracts therefrom and to visit and inspect the Collateral, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested.

     (b) The Trustee and its authorized representatives referred to in clause (a) above agree not to use any information obtained pursuant to this
Section 4.13 for any purpose other than as required in order to discharge their respective duties hereunder and under the Operative Documents and except as otherwise required for such purpose to keep confidential and not to disclose any such information to any person except that (i) the recipient of the information may disclose any information which becomes publicly available other than as a result of disclosure by such recipient,
(ii) the recipient of the information may disclose any information which its counsel reasonably concludes is necessary to be disclosed by law or legal process, pursuant to any court or administrative order or ruling or in any pending legal or administrative proceeding or investigation after notice to the Company adequate, subject to applicable laws, to allow the Company to obtain a protective order or other appropriate remedy, provided that the recipient of the information will (if not otherwise required in order to discharge its duties as aforesaid) cooperate at the Company's expense with the Company's efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded any such information required to be so disclosed, and (iii) the recipient of the information may disclose any information necessary to be disclosed pursuant to any provision of the TIA.

     Section 4.14 Security Interests.

     The Company and its Subsidiaries shall perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the Federal Aviation Act and the applicable Uniform Commercial Code and the rules and regulations thereunder or any other statute, rule or regulation of any applicable federal, state or local jurisdiction, which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Trustee for the benefit of the Holders a valid, perfected Lien on the Collateral.

     The Company and its Subsidiaries shall deliver or cause to be delivered to the Trustee from time to time such other documentation, consents, authorizations, approvals and orders in form and substance satisfactory to the Trustee as it shall deem reasonably necessary or advisable to perfect or maintain the Liens for the benefit of the Holders.

     Section 4.15 Repurchase of Securities Upon a Change in Control.

     (a) In the event that there shall occur a Change in Control, the Company shall make an Offer to Purchase all of the Outstanding Securities, at a purchase price equal to 101% of the aggregate principal amount of the Securities Outstanding, plus accrued and unpaid interest and Special Interest, if any, to and including the repurchase date. The right to require such repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 8.

     (b)  The Company shall commence such Offer to Purchase within thirty
(30) days after the occurrence of a Change in Control.

     Section 4.16 Restrictions on Becoming an Investment Company.

     The Company shall not become an investment company within the meaning of the Investment Company Act of 1940 as such statute and the regulations thereunder and any successor statute or regulations thereto may from time to time be in effect.

     Section 4.17 Listing.

     No later than the earliest to occur of (i) the effectiveness of the initial Exchange Offer Registration Statement and (ii) the effectiveness of the initial Shelf Registration Statement, in either case, filed under (and as defined in) the Registration Rights Agreement, the Company shall use its reasonable best efforts to cause the Exchange Securities and the Private Exchange Securities to be listed on the American Stock Exchange, or such other stock exchange or market as the Common Stock of the Company is then principally traded provided, that such Securities meet the minimum requirements for listing on any such exchange or market, and, if applicable, to use its reasonable best efforts to maintain such listing for so long as any of the Exchange Securities or Private Exchange Securities are Outstanding.


                                   ARTICLE 5.

                             SUCCESSOR CORPORATION

     Section 5.1 Covenant Not to Consolidate, Merge, Convey or Transfer Except Under Certain Conditions.

     The Company shall not consolidate with, or merge with or into, or convey or transfer (excluding by way of lease) all or substantially all of its Properties (as determined at the time of such transfer without regard to any prior conveyance or transfer or series of conveyances or transfers made on unrelated transactions) to any other Person, or permit any Person to convey, lease or transfer all or substantially all of its Properties to the Company, unless:

     (a) The Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the Properties of the Company are conveyed or transferred (the "surviving Person"): (i) shall be a corporation organized and existing under the laws of the United States of America or any state thereof or the District of Columbia; (ii) shall expressly assume prior to or simultaneously with the consummation of such transaction, by an indenture and other agreements supplemental hereto and to the Operative Documents, executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, interest on and Special Interest, if any, with respect to, all the Securities and the observance and performance of every covenant, condition and obligation of this Indenture, the Securities and the Operative Documents on the part of the Company to be observed or performed;

     (b) Immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing hereunder;

     (c) In the case of any such conveyance or transfer, such conveyance or transfer includes, without limitation, all of the Collateral and in any event such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the Lien and security of each of the Operative Documents, the priority thereof purported to be established thereby and the rights and powers of the Trustee and the Holders of the Securities under each of the Operative Documents; and

     (d) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that (i) such merger, consolidation, transfer, conveyance, or acquisition of assets and such supplemental indenture (if any) comply with the terms of this Indenture, (ii) this Indenture and the Securities constitute the valid and legally binding obligations of the surviving Person, and (iii) this Indenture and the other Operative Documents are enforceable against the surviving Person in accordance with their terms.

     Section 5.2 Successor Person Substituted.

     Upon any consolidation or merger, or any conveyance or transfer (excluding by way of lease) of all or substantially all of the Properties of the Company in accordance with Section 5.1, the surviving entity formed by such consolidation or into which the Company is merged or the surviving entity to which such conveyance or transfer is made shall succeed to, and be substituted for, and be bound by and obligated to pay the obligations of, and may exercise every right and power of, the Company under this Indenture, the Securities and the Operative Documents with the same effect as if such successor had been named as the Company herein and therein, but the predecessor Company in the event of any such conveyance or transfer shall not be released from the obligation to pay the principal of, interest on and Special Interest, if any, with respect to the Securities.

     Such surviving entity may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such surviving entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such surviving entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, transfer or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Section 5.3 Limitation on Lease of Properties.

     Without limitation of the prohibitions set forth in the other Operative Documents, the Company shall not lease all or substantially all of its Properties to any Person.


                                   ARTICLE 6.

                              DEFAULT AND REMEDIES

     Section 6.1 Events of Default.

     An "Event of Default" occurs if:

     (a) the Company defaults in the payment of interest on, or Special Interest, if any, with respect to, any Security when the same becomes due and payable and the default continues for thirty (30) days;

     (b) the Company defaults in the payment of the principal amount of any Securities when the same becomes due and payable at maturity, upon acceleration, redemption, tender for repurchase or otherwise;

     (c) the Company fails to comply with the agreements or covenants contained in Sections 3.8, 4.3 or 4.12 hereof, takes or agrees to take any action prohibited by Section 5.1 hereof, discontinues or agrees to discontinue substantially all of its commercial airlines operations or fails to comply with the covenants contained in Sections 3, 6.3, 6.5 or 6.8 of the Mortgage within the time periods (if any) provided therein;

     (d) (i) the Company fails in any material respect to comply with any of its other agreements contained in the Securities, this Indenture or the other Operative Documents or (ii) any representation or warranty made by the Company in this Indenture, the other Operative Documents or any Mortgage Supplement or in any certificate of the Company delivered hereunder or under any such document shall prove to have been untrue in any material respect when made, and in any such case such default continues for the period and after the notice specified below;

     (e) there shall be a default or an event under or with respect to any Indebtedness of the Company or any of its Significant Subsidiaries in excess of $10,000,000 in principal amount, whether such Indebtedness now exists or shall hereafter be created, and the effect of any such default or event is to cause the principal amount of any such Indebtedness to become due, to have the date of payment thereof fixed prior to its stated maturity or the date it would otherwise become due and while any Securities are Outstanding, or to be unpaid at maturity while any Securities are Outstanding;

     (f) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined):

          (i) commences a voluntary case or proceeding,

          (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

          (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its Property,

          (iv) makes a general assignment for the benefit of its creditors, or

          (v) generally is unable to pay its debts as the same become due;

     (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

          (i) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case or proceeding,

          (ii) appoints a Custodian of the Company or any of its Significant Subsidiaries for all or substantially all of its properties, or

          (iii) orders the liquidation of the Company or any of its Significant Subsidiaries,

and in each case the order and decree remains unstayed and in effect for sixty (60) consecutive days;

     (h) final, non-appealable judgments for the payment of money, which judgments, in the aggregate, exceed $10,000,000 shall be rendered against the Company or any of its Significant Subsidiaries by a court of competent jurisdiction and remain undischarged, unstayed and unsatisfied for the period and after the notice specified below; or

     (i) any of the Operative Documents ceases, without the consent of the Trustee, to be in full force and effect.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     A Default under clause (d), (e) or (h) of this Section 6.1 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities Outstanding notify the Company and the Trustee, of the Default and the Company does not cure the Default within sixty (60) days with respect to clauses (d) and (h), or within thirty (30) days with respect to clause (e), after receipt of the notice; provided, however, that the Company shall be permitted such longer period of time, if any, as may be provided for under the other Operative Documents in respect of any particular Default. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured, it ceases.

     Section 6.2 Acceleration.

     If an Event of Default (other than an Event of Default specified in Section 6.1(f) or (g)) occurs, and is continuing, the Trustee may, by notice to the Company, or the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities Outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal of, accrued interest and Special Interest, if any, to the date of acceleration on the Securities Outstanding (if not then due and payable) to be due and payable and upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 6.1(f) or (g) occurs, all unpaid principal of, accrued interest on and Special Interest, if any, with respect to, the Securities Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Upon payment of such principal amount, interest, and Special Interest, if any, all of the Company's obligations under the Securities and this Indenture, other than obligations under Sections 7.7 and 8.4, shall terminate. The Holders of a majority in principal amount of the Securities then Outstanding by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the non-payment as to the Securities of the principal, interest or Special Interest, if any, which has become due solely by such declaration of acceleration, have been cured or waived,
(b) to the extent the payment of such interest is permitted by law, interest on overdue installments of interest and on overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, and (d) all payments due to the Trustee and any predecessor Trustee under Section 7.7 have been made.

     Section 6.3 Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, interest on or Special Interest, if any, with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture including, without limitation, instituting proceedings and exercising and enforcing, or directing exercise and enforcement of, all rights and remedies of the Trustee under the other Operative Documents.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Section 6.4 Waiver of Past Defaults.

     Subject to Sections 6.7, 9.2 and 9.6, the Holders of a majority in aggregate principal amount of the Securities Outstanding by notice to the Trustee may authorize the Trustee to waive an existing Default or Event of Default and its consequences, except a Default (a) in the payment of principal of, or interest on, or Special Interest with respect to, any Security as specified in clauses (a) and (b) of Section 6.1 or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. When a Default or Event of Default is waived, it is cured and ceases, and the Company, the Holders and the Trustee shall be restored to their former positions and rights hereunder respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 6.5 Control by Majority.

     The Holders of a majority in aggregate principal amount of the Securities Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Trustee may refuse to follow any direction hereunder or authorization under Section 6.4 that legal counsel to the Trustee determines in good faith conflicts with law or this Indenture, that the Trustee reasonably determines may be unduly prejudicial to the rights of another Securityholder, or that the Trustee reasonably determines may subject the Trustee to personal liability. However, the Trustee shall have no liability for any actions or omissions to act which are in accordance with any such direction or authorization.

     Section 6.6 Limitation on Suits.

     A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

     (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

     (b) the Holders of at least twenty-five percent (25%) in principal amount of the Securities Outstanding make a written request to the Trustee to pursue the remedy;

     (c) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

     (d) the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer of indemnity; and

     (e) during such 60-day period the Holders of a majority in aggregate principal amount of the Securities Outstanding do not give the Trustee a direction which, in the reasonable opinion of the Trustee, is inconsistent with such request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

     Section 6.7 Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, interest on, and Special Interest, if any, with respect to, the Security in cash, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

     It is hereby expressly understood, intended and agreed that any and all actions which a Holder of the Securities may take to enforce the provisions of this Indenture and/or collect Payments due hereunder or under the Securities, except to the extent that such action is determined to be on behalf of all Holders of the Securities, shall be in addition to and shall not in any way change, adversely affect or impair the rights and remedies of the Trustee or any other Holder of the Securities thereunder or under this Indenture and the other Operative Documents, including the right to foreclose upon and sell the Collateral or any part thereof and to apply any proceeds realized in accordance with the provisions of this Indenture.

     Section 6.8 Collection Suit by Trustee.

     If an Event of Default in payment of interest or principal specified in clause (a) or (b) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal, accrued interest and Special Interest, if any, remaining unpaid, together with interest on overdue principal and on overdue installments of interest to the extent that payment of such interest is permitted by law, in each case at the rate per annum provided for by the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 6.9 Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its Property and shall be entitled and empowered to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.7, and unless prohibited by law or applicable regulations to vote on behalf of the Holders of Securities for the election of a trustee in bankruptcy or other person performing similar functions.
Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, for the election of a trustee in bankruptcy or person performing similar functions.

     Section 6.10 Application of Proceeds.

     Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, interest, or Special Interest, if any, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of reasonable costs and expenses actually incurred, including reasonable compensation to the Trustee, its predecessors, if any, and their respective agents and attorneys (including amounts due and unpaid under Section 7.7), and of all reasonable costs, fees, expenses and liabilities incurred and all advances made by any and all of the foregoing (including amounts due and unpaid under Section 7.7), except as a result of negligence or bad faith;

          SECOND: In case the entire principal of the Securities shall not have become and be then due and payable, as to any Securities (a) first to the payment of interest and Special Interest, if any, in default in the order of the maturity of the installments of such interest and Special Interest, if any, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest or Special Interest, if any, at the rate of interest specified in the Securities and (b) second to the payment of principal of the Securities as the same shall become due and payable, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD: In case the entire principal of the Securities shall have become and shall be then due and payable, as to any Securities, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, interest and Special Interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest or Special Interest, if any, at the same rate as the rate of interest specified in this Indenture or in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal, interest and Special Interest, if any, without preference or priority of any of principal, interest or Special Interest, if any, over the other, or any installment of interest or Special Interest, if any, over any other installment of interest or Special Interest, if any, or of any Security over any other Security, ratably to the aggregate of such principal, and accrued and unpaid interest and Special Interest; and

          FOURTH: To the payment of the remainder, if any, after payment in full of the entire principal balance, if any, of the Securities and all interest, Special Interest and other amounts due upon or in respect of such Securities, to the Company or any other Person lawfully entitled thereto.

     The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

     Section 6.11 Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court of competent jurisdiction in its discretion may require in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than ten percent (10%) in principal amount of the Securities Outstanding.

     Section 6.12 Restoration of Rights on Abandonment of Proceedings.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Securityholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     Section 6.13 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to the other applicable provisions of this Indenture, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     Any right or remedy herein conferred upon or reserved to the Trustee may be exercised by it in its capacity as Trustee, as it may deem most efficacious, if it is then acting in such capacity.


                                   ARTICLE 7.

                                    TRUSTEE

     Section 7.1 Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b)  Except during the continuance of an Event of Default:

          (i) The Trustee need perform only those duties as are specifically set forth in this Indenture and the other Operative Documents and no others.

          (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

          (i)  This paragraph (c) does not limit the effect of paragraph
     (b) of this Section 7.1 or of Section 7.2.

          (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (d) The Trustee shall be under no obligation to exercise any of the rights, trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request, order or direction.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

     (f) Funds held in trust for the benefit of the Holders of the Securities by the Trustee or any Paying Agent on deposit with itself or elsewhere shall be held in distinct, identifiable accounts, and other funds or investments of any nature or from any source whatsoever may be held in such accounts, except, in each case, to the extent required by law. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company.

     Section 7.2 Rights of Trustee.

     (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. Subject to Section 7.1(b)(ii), the Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to
Section 11.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

     (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and the Trustee shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

     Section 7.3 Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or Affiliates of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

     Section 7.4 Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or in this Indenture other than its certificate of authentication.

     Section 7.5 Notice of Defaults.

     If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within ninety (90) days after the occurrence thereof except as otherwise permitted by the TIA. Except in the case of a Default in payment of principal of, or interest on, or Special Interest, if any, with respect to, any Security, the Trustee may withhold the notice if and so long as it, in good faith, determines that withholding the notice is in the interests of the Securityholders.

     Section 7.6 Reports by Trustee to Holders.

     If circumstances require any report to Holders under TIA Section 313(a), it shall be mailed to Securityholders within sixty (60) days after each May 15 (beginning with the May 15 following the date of this Indenture) as of which such circumstances exist. The Trustee also shall comply with the remainder of TIA Section 313.

     The Company shall promptly notify the Trustee if the Securities become listed on or delisted from any stock exchange or other recognized trading market.

     The Trustee shall, upon the written request of any Holder of Securities but subject to applicable laws and contractual limitations, provide to such Holder copies of any reports, certificates, opinions or other materials of any kind or nature required to be delivered to the Trustee under this Indenture or any of the other Operative Documents or otherwise delivered by or on behalf of the Company to the Trustee.

     Section 7.7 Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time reasonable compensation, as agreed upon from time to time, for its services hereunder and under the other Operative Documents. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in any such capacities. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel and all agents and other persons not regularly in its employ.

     The Company shall indemnify the Trustee and each predecessor Trustee for, and hold each of them harmless against, any loss or liability incurred by each of them in connection with the administration of this Indenture and its duties hereunder. In connection with any defense of such a claim, the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or any predecessor Trustee through the negligence or bad faith of such Trustee or each such predecessor Trustee.

     To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a Lien (legal and equitable) prior to the Securities on all money or Property held or collected by the Trustee, in its capacity as Trustee, or otherwise distributable to Securityholders, except money, securities or Property held in trust to pay principal of or interest on particular Securities (including, without limitation, pursuant to Section 8.1(b) hereof).

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 7.8 Replacement of Trustee.

     The Trustee may resign by so notifying the Company and the Holders in writing. The Holders of a majority in aggregate principal amount of the Securities Outstanding may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent, which consent shall not be unreasonably refused or delayed. The Company may remove the Trustee if:

     (a) the Trustee fails to comply with Section 7.10;

     (b) the Trustee is adjudged a bankrupt or an insolvent;

     (c) a receiver or other public officer takes charge of the Trustee or its Property;

     (d) the Trustee becomes incapable of acting; or

     (e) no Default or Event of Default has occurred and is continuing and the Company determines in good faith to remove the Trustee.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after any such successor Trustee takes office, the Holders of a majority in aggregate principal amount of the Securities Outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all Property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     No resignation or removal of the Trustee and no appointment of a successor Trustee, pursuant to this Article, shall become effective until the acceptance of appointment by the successor Trustee under this Section
7.8. If a successor Trustee does not take office within sixty (60) days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least ten percent (10%) in principal amount of the Securities Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Holder of Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee which shall retain its claim pursuant to
Section 7.7.

     Section 7.9 Successor Trustee by Merger, etc.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 7.10 Eligibility;  Disqualification.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent, published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section 7.11 Preferential Collection of Claims Against Company.

     The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                                   ARTICLE 8.

                             DISCHARGE OF INDENTURE

     Section 8.1 Termination of Company's Obligations.

     (a) The Company may terminate its obligations under this Indenture, except those obligations referred to in the last paragraph of Section 8.1(b), if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment Payments have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.3) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder.

     (b) The Company may terminate all its obligations under this Indenture except those obligations referred to in the immediately succeeding paragraph if

          (i) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or a Paying Agent, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee and any such Paying Agent, as trust funds in trust solely for the benefit of the Holders for that purpose, cash or U.S. Government Obligations maturing as to principal and interest, in such amounts and at such times as are sufficient without consideration of any reinvestment of any such interest to pay the then maximum possible principal of, and the then maximum possible interest and Special Interest with respect to, the Securities Outstanding to maturity provided, that the Trustee or such Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, interest and Special Interest, if any, with respect to the Securities.

          (ii) No Default or Event of Default with respect to the Securities shall have occurred and be continuing (A) on the date of such deposit described in clause (i), or (B) insofar as paragraph (f) of Section 6.1 is concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such period);

          (iii) Such termination and deposit described in clause (i) shall not (A) cause the Trustee to have a conflicting interest as defined in TIA Section 310(b) or otherwise for purposes of the TIA with respect to any securities of the Company, or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

          (iv) Such termination and deposit described in clause (i) shall not result in a breach or violation of or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

          (v) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such termination and deposit described in clause (i) and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such termination and deposit had not occurred; and

          (vi) The Company shall have delivered to the Trustee and any Paying Agent an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent and subsequent provided for above in this Section 8.1(b) have been complied with.

     Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 4.2, 4.8, 4.17, 7.7, 7.8, 8.2, 8.3,
8.4 and 10.4 shall survive until the Securities are no longer Outstanding. Thereafter, the Company's obligations in Sections 7.7 and 8.3 shall survive.

     (c) After the effectiveness of any termination of its obligations (except, in the case of Section 8.1(b), as set forth in the last paragraph thereof), under this Indenture in accordance with Section 8.1(a) or (b) above (such effective date, the "Indenture Discharge Date") and payment of all obligations of the Company accrued under Section 7.7, the Trustee upon Request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

     Section 8.2 Application of Trust Money.

     The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, and interest and Special Interest, if any, on, the Securities. The obligations of the Trustee and Paying Agent under this Section 8.2 shall survive, notwithstanding any termination or discharge of the Company's obligations pursuant to Section 8.1, until all Securities are paid in full.

     The Company shall pay and indemnify the Trustee or Paying Agent, as the case may be, against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 8.1(b)(i) or the principal and interest received in respect thereof.

     Section 8.3 Repayment to Company.

     Anything in Section 8.1(b) to the contrary notwithstanding, the Trustee or Paying Agent, as the case may be, shall deliver or pay to the Company from time to time upon Company Request any money or U.S.
Government Obligations (or other Property and any proceeds therefrom) held by it as provided in Section 8.1(b) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and to the Paying Agent, if applicable, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent termination under said
Section 8.1(b). The Trustee and the Paying Agent shall Pay to the Company any Payments held by them for the payment of principal, interest and Special Interest, if any, that remains unclaimed for two (2) years after the Stated Maturity of such payment of principal, interest or Special Interest, as the case may be; provided, however, that the Trustee or such Paying Agent before making any Payment shall at the expense of the Company cause to be published once in the national edition of The New York Times or The Wall Street Journal or, if such newspapers are not then in circulation, in a newspaper of general circulation in the City of New York and mail to each Holder entitled to such money, notice that such Payments remain unclaimed and that, after a date specified therein which shall be at least thirty (30) days from the date of such publication or mailing, any unclaimed balance of such Payments then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to Payments must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

     Section 8.4 Reinstatement.

     Anything herein to the contrary notwithstanding, (i) if the Trustee or Paying Agent, as the case may be, is unable to apply any money or U.S. Government Obligations in accordance with Section 8.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, or
(ii) the deposited money or U.S. Government Obligations (or the proceeds thereof) are, for any reason (including any repayment to the Company under
Section 8.3), insufficient in amount, then the Company's obligations under this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee, or Paying Agent, as the case may be, is permitted to apply all such money or U.S. Government Obligations and the proceeds of the investment thereof in accordance with
Section 8.1, or the deficiency is cured in the manner set forth in Section 8.1(b), as the case may be. In such event, the Trustee will invest all such money or the proceeds from U.S. Government Obligations at the Company's request in other U.S. Government Obligations and, upon written notice from the Company, so long as there exists no Event of Default, to the extent and only to the extent provided in the first sentence of Section 8.3 return to the Company any money or U.S. Government Obligations deposited with the Trustee pursuant to
Section 8.1. If the Company has made any payment of interest on, principal of, or Special Interest, if any, with respect to any Securities because of an event described in clause (i) of the first sentence of this Section 8.4, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent, as the case may be.


                                   ARTICLE 9.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

     Section 9.1 Without Consent of Holders.

     The Company and the Trustee, as the case may be, may amend or supplement this Indenture, the Securities or the other Operative Documents without notice to or consent of any Securityholder:

     (a) to provide for uncertificated Securities in addition to or in place of certificated Securities;

     (b) to provide for the assumption of the Company's obligations to the Holders of the Securities in the case of a merger or consolidation or transfer of all or substantially all of the assets of the Company or otherwise to comply with Article 5;

     (c) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA; or

     (d) to cure any ambiguity, defect or inconsistency or to make any other change, in each case, provided that such action does not materially adversely affect the interests of any Securityholder.

     Section 9.2 With Consent of Holders.

     Subject to Section 6.7, the Company (by resolution of its Board of Directors if required) and the Trustee may amend or supplement this Indenture, the Securities or the other Operative Documents without notice to any Securityholder but with the written consent of the Required Holders. Subject to Sections 6.4, 6.5 and 6.7, the Required Holders may authorize the Trustee to, and the Trustee, subject to Section 9.6, upon such authorization shall, waive compliance by the Company with any provision of this Indenture, the Securities or the other Operative Documents. However, an amendment, supplement or waiver, including a waiver pursuant to any provision of Section 6.4, may not without the consent of each Securityholder affected:

     (a) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

     (b) reduce the rate or extend the time for payment of interest on, or Special Interest, if any, with respect to, any Security;

     (c) reduce the principal of, or the amount of Special Interest, if any, with respect to (in each case, whether on redemption, repurchase or otherwise), or change the fixed maturity of any Security;

     (d) change the place of payment where, or the coin or currency in which, any Security (or the repurchase or redemption price thereof), interest thereon, or Special Interest, if any, with respect thereto is payable;

     (e) waive a default in the payment of the principal of, or interest on, or Special Interest with respect to any Security;

     (f) make any changes in Sections 2.8, 6.4, 6.7 or 6.10 or the third sentence of this Section 9.2 or change the time at which any Security may or must be redeemed hereunder; or

     (g) reduce any amount payable upon exercise of any repurchase rights thereof or otherwise change any repurchase right provision or impair the right of any Holder to institute suit for the enforcement of any such payment on any Security when due or adversely effect any repurchase rights hereunder.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a brief notice describing such amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

     Section 9.3 Compliance with Trust Indenture Act.

     Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

     Section 9.4 Revocation and Effect of Consents.

     Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (a) through (g) of Section 9.2. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided, however, that no amendment, supplement or waiver relating to any impairment of the right to receive principal, interest and Special Interest, if any, when due and payable consented to by a Holder shall be binding upon any subsequent Holder of a Security or a portion of a Security that evidences the same debt as the consenting Holder's Security unless notation with regard thereto is made upon such Security or the Security representing such portion.

     Section 9.5 Notation on or Exchange of Securities.

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

     Section 9.6 Trustee to Sign Amendments, etc.

     The Trustee shall be entitled to receive and rely upon an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 9 has been duly authorized by the Company and is authorized or permitted by this Indenture and the other applicable Operative Documents. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.7 Effect of Supplement and/or Amendment.

     Upon the execution of any supplemental indenture and/or any such amendment or supplement to the other Operative Documents pursuant to the provisions of this Article 9, this Indenture and such Operative Documents shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture and the other Operative Documents of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder and thereunder subject in all respects to such modifications and amendments, and all terms and conditions of any such supplemental indenture and/or any such amendment or supplement to the other Operative Documents shall be and be deemed to be part of the terms and conditions of this Indenture and the other Operative Documents for any and all purposes.


                                  ARTICLE 10.

                                    SECURITY

     Section 10.1 Other Operative Documents.

     To secure the due and punctual payment, performance and observance of the Obligations, the Company has simultaneously with the execution of this Indenture entered into or caused to be assigned to the Trustee the other Operative Documents and has made an assignment and pledge of or otherwise transferred or caused to be transferred its right, title and interest in and to the Collateral to the Trustee pursuant to the other Operative Documents and in the manner and to the extent therein provided. Each Securityholder, by accepting a Security, agrees to all of the terms and provisions of each Operative Document (including, without limitation, the provisions providing for the release of Collateral), as the same may be in effect or may be amended from time to time pursuant to its terms and the terms hereof. The Company will execute, acknowledge and deliver to the Trustee such further assignments, transfers, assurances or other instruments as the Trustee may reasonably require or request, and will do or cause to be done all such acts and things as may be necessary or proper, or as may be reasonably required by the Trustee to assure and confirm to the Trustee the security interest in the Collateral contemplated hereby and by the other Operative Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed.

     Section 10.2 Opinions, Certificates and Appraisals.

     (a) The Company shall furnish to the Trustee promptly after the execution and delivery of this Indenture but prior to authentication of any Securities, Opinions of Counsel covering such jurisdictions as the Owner Trustee may reasonably request either (i) stating that in the opinion of such Counsel the actions necessary to be taken under the Federal Aviation Act, the Uniform Commercial Code of all applicable jurisdictions, or otherwise with respect to the recording, registering and filing of this Indenture, the other Operative Documents, financing statements or other instruments to make effective and to perfect the Liens intended to be created by the Mortgage have been taken and reciting with respect to the security interests in the Collateral, the details of such actions, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to make such Liens effective and perfected.

     (b) The Company shall furnish to the Trustee within one hundred and twenty (120) days after January 1 in each year beginning with January 1, 1999, an Opinion of Counsel, dated as of such date, either (i)(A) stating that, in the opinion of such Counsel, action has been taken with respect to the recording, registering, filing, rerecording, re-registering and refiling (in this section, "recordation") of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien intended to be created by the Mortgage (if not then terminated pursuant to its terms) and the perfection thereof and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (B) stating that all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding seventeen (17) months fully to maintain the Lien of the Securityholders and the Trustee intended to be created hereunder and under the Mortgage with respect to the security interest in the Collateral and the perfection thereof, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to maintain such Lien and the perfection thereof.

     (c) The release of any Collateral from the terms of the Mortgage will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the Mortgage or this Indenture, as applicable. To the extent applicable, the Company shall cause TIA Section 314(d) relating to the release of Property or securities from the Lien of the Mortgage and relating to the substitution therefor of any Property or securities to be subjected to the Lien of the Mortgage, to be complied with. Any certificate or opinion required by TIA
Section 314(d) may be made by an Officer of the Company, except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent person.

     Section 10.3 Authorization of Actions to be Taken by the Trustee Under the Operative Documents.

     The Trustee may, in its sole discretion and without the consent of the Securityholders, take all actions it deems necessary or appropriate to (a) enforce any of the terms of the Operative Documents and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder and thereunder. Subject to the provisions of this Indenture and the other Operative Documents, the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the other Operative Documents or this Indenture, and such suits and proceedings as it may deem expedient to preserve or protect its interest and the interests of the Securityholders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Securityholders or of the Trustee).

     Section 10.4 Payment of Expenses.

     On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Trustee under this Article 10, and all such sums shall be a Lien upon the Collateral and shall be secured thereby.

     Section 10.5 Authorization of Receipt of Funds by the Trustee Under the Operative Documents.

     The Trustee is authorized to receive any funds for the benefit of Securityholders distributed under the Operative Documents, and to make further distributions of such funds to the Holders according to the provisions of this Indenture and the other Operative Documents.


                                  ARTICLE 11.

                                 MISCELLANEOUS

     Section 11.1 Conflict with Trust Indenture Act of 1939.

     If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

     Section 11.2 Notices;  Waivers.

     Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

     (a) the Company shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to or with the Company at:

               Trans World Airlines, Inc.
               One City Centre
               515 N. 6th Street
               St. Louis, Missouri  63101
               Attention:  Senior Vice President & General Counsel

               Telecopier No.:  (314) 589-3267

     (b) the Trustee shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to or with the Trustee at:

               First Security Bank, National Association
               79 South Main Street
               Salt Lake City, Utah  84111
               Attention:  Corporate Trust Services

               Telecopier No.:  (801) 246-5053

or to any of the above parties at any other address or telecopier number subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of the Company or the Trustee as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

     Any notice or communication mailed to a Holder shall be mailed to such holder by first-class mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, at such holder's address as it appears on the Register and shall be sufficiently given to such holder if so mailed within the time prescribed.

     Failure to mail a notice or send a communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Notices to the Trustee or to the Company are deemed given only when received. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 11.3 Communications by Holders with Other Holders.

     Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA section 312(c).

     Section 11.4 Certificate and Opinion as to Conditions Precedent.

     Upon any Request or application by the Company to the Trustee to take any action under this Indenture or the other Operative Documents, the Company shall furnish to the Trustee: (a) an Officers' Certificate, and
(b) an Opinion of Counsel, each stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, provided, that in the case of any such application or Request as to which the furnishing of an Officers' Certificate or Opinion of Counsel is specifically required by any provision of this Indenture or the other Operative Documents relating to such particular application or Request, no additional certificate or opinion, as the case may be, need be furnished.

     Section 11.5 Statements Required in Certificate or Opinion.

     Each certificate or opinion provided for and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture or the other Operative Documents shall include: (a) a statement that the Person signing such certificate or opinion has read such condition or covenant and the definitions herein or therein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and
(d) a statement as to whether or not in the opinion of such Person, such condition or covenant has been complied with.

     Any certificate or opinion of an Officer or an engineer, insurance broker, accountant or other expert may be based, insofar as it relates to legal matters, upon a certificate or opinion of or upon representations by counsel, unless such officer, engineer, insurance broker, accountant or other expert knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

     Any certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous and insofar as it relates to legal matters in a jurisdiction or area of law beyond the expertise of such counsel, such counsel may rely upon the opinion of counsel qualified in such other jurisdiction or area of law.

     Wherever in this Indenture or the other Operative Documents in connection with any application, certificate or report to the Trustee it is provided that the Company shall deliver any document as a condition of the granting of such application or as evidence of the Company's compliance with any term hereof, it is intended that the truth and accuracy at the time of the granting of such application or at the effective date of such certificate or report, as the case may be, of the facts and opinions stated in such document shall in each such case be a condition precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. Nevertheless, in the case of any such application, certificate or report, any document required by any provision of this Indenture or the other Operative Documents to be delivered to the Trustee as a condition of the granting of such application or as evidence of such compliance may be received by the Trustee as conclusive evidence of any statement therein contained and shall be full warrant, authority and protection to the Trustee acting on the faith thereof.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Whenever any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements or opinions or other instruments under this Indenture or any other Operative Document such Person may, but need not, consolidate such instruments into one.

     Section 11.6 Rules by Trustee, Paying Agent, Registrar.

     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Tender Agent may make reasonable rules for their respective functions.

     Section 11.7 Holidays.

     In the event that any date for the payment of any amount due hereunder shall not be a Business Day, then (notwithstanding any other provision of this Indenture) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest or Special Interest, if any, shall accrue from such due date to and including the next succeeding Business Day.

     Section 11.8 Governing Law;  Waiver of Jury Trial.

     (a) The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflict of laws.

     (b) The Company and the Trustee each waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with this Indenture. Instead, any disputes resolved in court will be resolved in a bench trial without a jury.

     Section 11.9 No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret any agreement of the Company or any of its Subsidiaries which is unrelated to this Indenture, the Securities or the other Operative Documents. Any such agreement may not be used to interpret this Indenture.

     Section 11.10 No Recourse Against Others.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     Section 11.11 Benefits of Indenture and the Securities Restricted.

     Subject to the provisions of Section 11.12 hereof, nothing in this Indenture or the Securities, express or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and the Holders, any legal or equitable right, remedy or claim under or in respect of this Indenture or under any covenant, condition, or provision herein contained, all such covenants, conditions and provisions, subject to
Section 11.12 hereof, being for the sole benefit of the parties hereto and of the Holders.

     Section 11.12 Successors and Assigns.

     This Indenture and all obligations of the Company hereunder shall be binding upon the successors and permitted assigns of the Company, and shall, together with the rights and remedies of the Trustee hereunder, inure to the benefit of the Trustee, the Holders, and their respective successors and assigns. Any assignment in violation hereof shall be null and void ab initio.

     Section 11.13 Counterpart Originals.

     This Indenture may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     Section 11.14 Severability.

     The provisions of this Indenture are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Indenture in any jurisdiction, and a Holder shall have no claim therefor against any party hereto.

     Section 11.15 Effect of Headings.

     The Article and Section headings and the Table of Contents contained in this Indenture have been inserted for convenience of reference only, and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Indenture.


                                  ARTICLE 12.

                             RELEASE OF COLLATERAL

     Section 12.1 Release of Collateral.

     The Collateral securing the obligations evidenced by the Securities shall be subject to release from the Lien of this Indenture and the other Operative Documents from and to the extent provided by this Indenture and the other Operative Documents.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                              TRANS WORLD AIRLINES, INC.

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                              FIRST SECURITY BANK,
                              NATIONAL ASSOCIATION,
                              as Trustee

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------


                        RULE 144A/REGULATION S APPENDIX

                                  Appendix II

                            To the Indenture between
                           Trans World Airlines, Inc.
                                      and
             First Security Bank, National Association, as Trustee
                           dated as of April 21, 1998
             for the Company's 11 3/8% Senior Secured Notes due 2003


                                                 RULE 144A/REGULATION S APPENDIX

                          FOR INITIAL ISSUANCE AND FOR
        SUBSEQUENT OFFERINGS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT
                                       TO
          RULE 144A, INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED
           IN RULE 501(A)(1), (2), (3) or (7)) AND TO CERTAIN PERSONS
              IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S

         PROVISIONS RELATING TO INITIAL SECURITIES, RESALE SECURITIES,
         -------------------------------------------------------------
                          PRIVATE EXCHANGE SECURITIES
                          ---------------------------
                            AND EXCHANGE SECURITIES
                            -----------------------


     1.   Definitions

     1.1  Definitions

     For the purposes of this Appendix the following terms shall have the meanings indicated below:

     "Beneficiary" means Seven Sixty Seven Leasing, Inc., as beneficiary under the Trust Agreement dated as of January 24, 1995 between the Beneficiary and the Owner Trustee.

     "Definitive Security" means a certificated Security bearing the restricted securities legend set forth in Section 2.3(d) and which is held by an IAI.

     "Depository" means The Depository Trust Company, its nominees and their respective successors.

     "Exchange Securities" means the 11 3/8% Senior Secured Notes due 2003 to be issued pursuant to the Indenture in connection with a Registered Exchange Offer pursuant to the Registration Rights Agreement.

     "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Initial Securities" means the 11 3/8% Senior Secured Notes due 2003, issued under the Indenture on or about the date of the Indenture to the Owner Trustee, the Beneficiary, CL/PK, the Participants (as such terms are defined in the Sale Agreement) and the Placement Agent as contemplated by the Sale Agreement.

     "Owner Trustee" means First Security Bank, National Association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement dated as of January 24, 1995 between the Beneficiary and the Owner Trustee.

     "Placement Agent" means Lazard Freres & Co. LLC.

     "Placement Agreement" means the Placement Agreement, dated as of April 9, 1998, between the Company and the Placement Agent.

     "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to the Placement Agent to issue and deliver to the Placement Agent, in exchange for the Initial Securities held by the Placement Agent which constitute payment of fees, a like aggregate principal amount of Private Exchange Securities.

     "Private Exchange Securities" means the 11 3/8% Senior Secured Notes due 2003 to be issued pursuant to the Indenture to the Placement Agent in a Private Exchange.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

     "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Securities or Resale Securities, to issue and deliver to such Holders, in exchange for the Initial Securities or Resale Securities, as the case may be, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of April 21, 1998, among the Company, the Placement Agent and the Owner Trustee relating to the Registered Exchange Offer.

     "Resale Securities" means the 11 3/8% Senior Secured Notes due 2003 to be issued pursuant to the Indenture upon resales of (i) the Initial Securities held by the holders of the Initial Securities or (ii) the Resale Securities held by any subsequent transferee to, in each case, any of their subsequent transferees (other than those transfers to persons that are contemplated by the Sale Agreement to occur on the Closing Date as described in Section 4.04 thereof).

     "Sale Agreement" means the Aircraft Sale and Note Purchase Agreement, made and entered into as of April 9, 1998, among the Company, the Owner Trustee and the Beneficiary.

     "Securities" means the Initial Securities, the Resale Securities, the Exchange Securities and the Private Exchange Securities, treated as a single class.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository), or any successor person thereto and shall initially be the Trustee.

     "Shelf Registration Statement" means the registration statement of the Company, in connection with the offer and sale of Initial Securities or Private Exchange Securities, pursuant to the Registration Rights Agreement.

     "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 2.3(d) hereto.

     1.2 Other Definitions

                                          Defined in this Rule 144A/Regulation S
                                         ---------------------------------------
Term                                     Appendix in the Section indicated below
----                                     ---------------------------------------

"Agent Members"...........................................................2.1(b)
"Global Security".........................................................2.1(b)
"Indenture"..................................................................2.2
"Regulation S"............................................................2.1(c)
"Rule 144A"...............................................................2.1(a)

     Unless otherwise indicated, all Section numbers referenced herein are to Sections of this Rule 144A/Regulation S Appendix.

     2.  The Securities.

     2.1 Form and Dating.

     The Initial Securities are being offered and sold by the Company pursuant to the Sale Agreement and the Placement Agreement in reliance on
Section 4(2) of the Securities Act and shall be issued initially in the form of definitive, fully registered Securities without interest coupons with the restricted securities legend set forth in Exhibit 1 hereto, registered in the name of, or as instructed by, the Owner Trustee, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Resales of Initial Securities shall be in the form or forms provided below in this Section 2.1.

          (a) Global Securities. Resale Securities resulting from Securities offered and sold to a QIB in reliance on Rule 144A under the Securities Act ("Rule 144A") as provided in the Sale Agreement, shall be issued in the form of one permanent global Security in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto (the "Global Security"), which shall be deposited on behalf of the purchasers of the Resale Securities represented thereby with the Trustee, at its New York office, as custodian for the Depository (or with such other custodian as the Depository may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

          (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Security deposited with or on behalf of the Depository.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one Global Security in respect of Resale Securities that are resold pursuant to Rule 144A that (a) shall be registered in the name of the Depository for such Global Security or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as custodian for the Depository.

          Members of, or participants in, the Depository ("Agent Members") shall have no rights under the Indenture with respect to the Global Security held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under any Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c)  Certificated Securities.  Except as provided in this Section
2.1 or Section 2.3 or 2.4, owners of beneficial interests in the Global Security will not be entitled to receive physical delivery of certificated Securities. Purchasers of Resale Securities who are IAI's and are not QIBs or who are non-U.S. persons within the meaning of Regulation S under the Securities Act ("Regulation S") will receive Definitive Securities; provided, however, that upon transfer of such Definitive Securities to a QIB in reliance on Rule 144A, such Definitive Securities will, unless the applicable Global Security has previously been exchanged for Definitive Securities, be exchanged for an interest in the Global Security pursuant to the provisions of Section 2.3.

     2.2 Authentication. The Trustee shall authenticate and deliver: (1) Initial Securities for original issue on the Issue Date in an aggregate principal amount of $43,200,000, (2) Resale Securities upon a transfer of Initial Securities permitted in accordance with the terms of the Securities and consistent with the applicable restrictions on transfer set forth in the legend in Section 2.3(d) hereof and (3) Exchange Securities or Private Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to the Registration Rights Agreement, for a like principal amount of Initial Securities or Resale Securities, in the case of (1) and (3) above, upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities, Exchange Securities or Private Exchange Securities. The aggregate principal amount of Securities Outstanding at any time may not exceed $43,200,000 except as provided in
Section 2.7 of the Indenture of which this Rule 144A/Regulation S Appendix forms a part (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture").

     2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar or a co-Registrar with a request:

          (i) to register the transfer of such Definitive Securities; or

          (ii) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange shall be accompanied by a duly executed Assignment Form in the form attached to Exhibit 1 hereto.

          (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in the Global Security. A Definitive Security may not be exchanged for a beneficial interest in the Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

          (i) certification that such Definitive Security is being transferred to a QIB in accordance with Rule 144A; and

          (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to the Global Security to reflect an increase in the aggregate principal amount of the Securities represented by such Global Security, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Security is then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

          (c)  Transfer and Exchange of the Global Security.

          (i) The transfer and exchange of the Global Security or beneficial interests therein shall be effected through the Depository, in accordance with the Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in the Global Security shall deliver to the Registrar a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions, instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

          (ii) Notwithstanding any other provisions of this Rule 144A/Regulation S Appendix (other than the provision set forth in Section 2.4 hereof), the Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

          (iii) In the event that the Global Security is exchanged for Securities in definitive registered form pursuant to Section 2.4 hereof or Section 2.9 of the Indenture prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (d)  Legends.

          (i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE WHICH IS THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THESE SECURITIES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THESE SECURITIES (OR ANY PREDECESSOR OF THESE SECURITIES) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
     (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
     (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE, OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND
     (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM ATTACHED TO OR ON THE REVERSE SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

     "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

Regulation S Securities will also bear the following additional legend:

     [ON OR PRIOR TO THE 40TH DAY AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, TRANSFERS OF REGULATION S
     SECURITIES TO U.S. PERSONS SHALL BE LIMITED TO TRANSFERS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.]

          (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by the Global Security) pursuant to Rule 144 under the Securities Act:

               (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

               (B) in the case of any Transfer Restricted Security that is represented by the Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on such Rule 144.

          (iii) After a transfer of any Initial Securities, Resale Securities or Private Exchange Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities, Resale Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Initial Security, Resale Security or such Private Exchange Security will cease to apply, the requirements requiring any such Initial Security, Resale Security or such Private Exchange Security issued to certain Holders to be issued in global form will cease to apply, and a certificated Initial Security, Resale Security or Private Exchange Security without legends will be available to the transferee of the Holder of such Initial Securities, Resale Securities or Private Exchange Securities upon exchange of such transferring Holder's certificated Initial Security, Resale Security or Private Exchange Security or directions to transfer such Holder's interest in the Global Security, as applicable.

          (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities or Resale Securities pursuant to which Holders of such Initial Securities or Resale Securities are offered Exchange Securities in exchange for their Initial Securities or Resale Securities, all requirements pertaining to such Initial Securities or Resale Securities that Initial Securities or Resale Securities issued to certain Holders be issued in global form will cease to apply and certificated Initial Securities or Resale Securities with the Restricted Securities Legend set forth in Exhibit 1 hereto will be available to Holders of such Initial Securities or Resale Securities that do not exchange their Initial Securities or Resale Securities, and Exchange Securities in certificated or global form will be available to Holders that exchange such Initial Securities or Resale Securities in such Registered Exchange Offer.

          (v) Upon consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, Private Exchange Securities in definitive form with the Restricted Securities Legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Private Exchange.

          (e) Cancellation or Adjustment of the Global Security. At such time as all beneficial interests in the Global Security have either been exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned to the Depository for cancellation or retained and canceled by Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Security is exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to the Custodian, to reflect such reduction.

          (f)  Obligations with Respect to Transfers and Exchanges of
Securities.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities, Definitive Securities and any Global Security at the Registrar's or co-Registrar's request.

          (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessment or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.9, 3.7, 4.15 or 9.5 of the Indenture).

          (iii) The Registrar or co-Registrar shall not be required to register the transfer or exchange of any certificated or Definitive Security tendered for repurchase in whole or in part pursuant to an Offer to Purchase (as defined in Appendix I to the Indenture), except the unredeemed portion of any certificated or Definitive Security being repurchased in part and except to the Company.

          (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of, premium, if any, or, interest on, or Special Interest, if any, with respect to, such Security and for all other purposes whatsoever, whether or not such Security is overdue and none of the Company, the Trustee, the Paying Agent, the Register or any co-Registrar shall be affected by notice to the contrary.

          (v) All Securities issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Securities surrendered upon such transfer or exchange.

          (g)  No Obligation of the Trustee.

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of the Global Security, a member of or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of the Global Security). The rights of beneficial owners in the Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in the Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     2.4 Certificated Securities.

          (a) All or any portion of the Global Security deposited with the Depository or with the Trustee as custodian for the Depository pursuant to
Section 2.1 shall be transferable to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such certificated security, in exchange for such interest in the applicable Global Security, only if such transfer complies with Section 2.3 and (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such Depository ceases to be a "clearing agency" registered under the Exchange Act, or (ii) an Event of Default (as defined in the Indenture) has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing such Global Security or Global Securities shall be exchangeable.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depository to the Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Resale Securities of authorized denominations. Any portion of the Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof (except that the Global Security may be issued in a different denomination) and registered in such names as the Depository shall direct. Any certificated Resale Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3, bear the legend set forth in Section 2.3(d).

          (c) Subject to the provision of Section 2.4(b), the registered Holder of the Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Securities.

          (d) In the event of the occurrence of any of the events specified in Section 2.4(a), the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.



                                                                      EXHIBIT 1
                                                                             to
                                                RULE 144A/REGULATION S APPENDIX

            [FORM OF FACE OF INITIAL SECURITY AND RESALE SECURITY]

                          [Global Securities Legend]*

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                        [Restricted Securities Legend]

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

               THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE WHICH IS THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THESE SECURITIES AND THE LAST DATE
ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THESE SECURITIES (OR ANY PREDECESSOR OF THESE SECURITIES) ONLY (A) TO THE COMPANY,
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2) (3), OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER,
SALE, OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM ATTACHED TO OR ON THE REVERSE SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

               IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                       [Regulation S Securities Legend]

               [ON OR PRIOR TO THE 40TH DAY AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, TRANSFERS OF REGULATION S SECURITIES TO U.S. PERSONS SHALL BE LIMITED TO TRANSFERS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.]

No.                                                                CUSIP No.
                                                                   $

                     11 3/8% Senior Secured Note due 2003

               TRANS WORLD AIRLINES, INC., a Delaware corporation promises to pay to __________, or registered assigns, the principal sum of __________ Dollars on April 15, 2003.

               Interest Payment Dates:  April 15 and October 15.

               Record Dates:  April 1 and October 1.

               Additional provisions of this Security are set forth on the other side of this Security.

Dated:

                                           TRANS WORLD AIRLINES, INC.

                                           By:________________________________
                                              Name:
                                              Title:

                                           Attest:


                                              ________________________________
                                              Name:
                                              Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

First Security Bank, National Association, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

      By:_______________________________
              Authorized Signatory


______________________

* Only if the Security is a Resale Security transferred pursuant to Rule 144A is the Global Securities Legend applicable.



        [FORM OF REVERSE SIDE OF INITIAL SECURITY AND RESALE SECURITY]

                     11 3/8% Senior Secured Note due 2003

               This Security is one of a duly authorized issue of securities of the Company designated as its 11 3/8% Senior Secured Notes due 2003 (hereinafter called the "Securities"), limited in aggregate principal amount Outstanding to $43,200,000, issued or to be issued pursuant to an Indenture, dated as of April 21, 1998 (hereinafter called the "Indenture") between the Company and First Security Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture).

               1. Interest; Special Interest. The Company promises to pay interest on the principal amount of this Security at the rate of Eleven and Three-Eighths percent (11 3/8%) per annum, subject to increase as provided in paragraph 8 below; provided, however, that if a Registration Default (as defined in and subject to the provisions of the Registration Rights Agreement) occurs (each period during which a Registration Default has occurred and is continuing referred to herein as a "Registration Default Period"), additional interest will accrue on this Security at a per annum rate of 0.50% for the first 90 days of the Registration Default Period, at a per annum rate of 1.0% for the second 90 days of the Registration Default Period, at a per annum rate of 1.5% for the third 90 days of the Registration Default Period and at a per annum rate of 1.5% thereafter for the remaining portion of the Registration Default Period (such additional interest is referred to herein as "Special Interest"). The Company will pay interest and Special Interest, if any, semi-annually on the Interest Payment Dates set forth on the face of this Security, commencing October 15, 1998. Interest on the Securities will accrue from April 21, 1998 or the most recent Interest Payment Date to which interest and Special Interest, if any, have been paid. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

               2. Method of Payment. The Company will pay interest on and Special Interest, if any, with respect to, the Securities (except defaulted interest and interest on defaulted principal) to the persons who are registered Holders of Securities at the close of business on the Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Defaulted interest and interest on defaulted principal will be paid by the Company in accordance with the applicable provisions of the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, interest and Special Interest, if any, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and at any other office or agency maintained by the Company for such purpose in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest on and Special Interest, if any, with respect to, the Securities may be by check payable in such money and mailed to a Holder's registered address; provided further, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by a Holder with a bank in New York City if such Holder owns at least $250,000 in aggregate principal amount of certificated Securities and elects payment by wire transfer by giving written notice to the Company and the Trustee to such effect designating such account no later than 10 days immediately preceding the relevant due date for payment (or such other date as the Company and the Trustee may accept in their discretion). If a payment date is a legal holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

               3. Registrar, Paying Agent and Tender Agent. Initially, the Trustee will act as Registrar and Paying Agent. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Securityholder. The Company may act in any such capacity, except in certain circumstances.

               4. Indenture. The Company issued the Securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made applicable to the Indenture by the TIA. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and such Act for a statement of such terms. Subject to paragraph 7 hereof, the Securities are senior secured obligations of the Company limited to $43,200,000 aggregate principal amount, except as otherwise provided in the Indenture. Terms used in this Security and not defined in this Security shall have the meaning set forth in Section 1 of the Definitions Appendix attached as Appendix I to the Indenture, which shall be a part of this Security as if fully set forth in this place. The rules of construction for this Security are set forth in Section 2 of the Definitions Appendix.

               5. Optional and Mandatory Redemption. Except as set forth in the second paragraph under this paragraph 5, the Securities may not be redeemed prior to April 15, 2001. On and after that date, the Company may redeem the Securities at any time in whole or in part (in any integral multiple of $1,000) at its sole option at redemption prices (expressed as a percentage of principal amount) as set forth below during the twelve month periods beginning April 15 of the years shown below, plus in each case an amount equal to accrued and unpaid interest and Special Interest, if any, with respect to, the Securities to and including the redemption date:

              Year                      Redemption Price
              ----                      ----------------
              2001                          104.550%
              2002                          102.275%

               In addition, subject to the provisions of the Indenture, the Company shall, until all the Securities are paid or payment thereof provided for, deposit in accordance with Section 3.6 of the Indenture, at least one Business Day prior to October 15 in each year, commencing October 15, 2000 (each such date being hereinafter referred to as a "Mandatory Redemption Date"), an amount in cash sufficient to redeem an aggregate principal amount of Securities (the "Mandatory Redemption Amount") equal to $1,840,000 on October 15, 2000 and $1,838,000 on each of October 15, 2001 and October 15, 2002 (or, if the aggregate principal amount of Securities Outstanding on any such Mandatory Redemption Date is less than the principal amount required to so be redeemed, then all the Outstanding Securities shall be redeemed on such date), at a redemption price (expressed as a percentage of the aggregate principal amount of Securities Outstanding) of 100% plus accrued and unpaid interest and Special Interest, if any, to the Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest and Special Interest, if any, due on the relevant Interest Payment Date). Each such deposit shall be applied to the redemption of Securities on such Mandatory Redemption Date as provided in the Indenture. The Company may at its option receive credit against any or all of the cash portion of the Mandatory Redemption Amount for open market purchases of Securities, and such Mandatory Redemption Amount is subject to automatic reduction in connection with any permitted sale of or Total Loss with respect to any Aircraft, all as provided in the Indenture.

               6. Notice of Redemption. Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on, and Special Interest, if any, with respect to, all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

               7. Security. The Securities are secured by Liens on certain Properties of the Company pursuant to the Mortgage and the other Operative Documents described in the Indenture and such Liens are subject to release as provided herein and in the Mortgage and the other Operative Documents.

               8. Offers to Purchase. In the event that there shall occur a Change in Control, the Company shall make an Offer to Purchase all of the Outstanding Securities, at a purchase price equal to 101% of the aggregate principal amount of the Securities Outstanding, plus accrued and unpaid interest and Special Interest, if any, to and including the repurchase date. The right to require such repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 8 of the Indenture. The Company shall commence such Offer to Purchase within thirty (30) days after the occurrence of a Change in Control.

               In the event that the Company desires to sell any of the Aircraft as and when permitted in Section 4.12 of the Indenture, the Company shall (unless the Company is not required to make such Offer to Purchase pursuant to the provisions of such Section 4.12) have commenced an Offer to Purchase Securities in an aggregate principal amount (the "Sale OTP Amount") equal to (for each Aircraft so sold) (a) the aggregate principal amount of the Securities Outstanding on the date of the commencement of such Offer to Purchase minus (b) the product of the (i) Redemption Value as of such date multiplied by (ii) the number of Aircraft that will remain subject to the Mortgage after giving effect to such sale, at a purchase price (expressed as a percentage of principal amount of Securities to be purchased) equal to (A) 102%, if such Offer to Purchase is commenced prior to the first anniversary of the Issue Date, or (B) 101%, if such Offer to Purchase is commenced on or after the first anniversary of the Issue Date, plus in each case, accrued and unpaid interest and Special Interest, if any, on such Securities to and including the Payment Date. Effective as of the day immediately following the Payment Date with respect to the Offer to Purchase in connection with any sale of an Aircraft, the interest rate borne by the Securities then Outstanding shall be subject to possible automatic increase as set forth in Section 4.12 of the Indenture, and the Aircraft so sold shall be released from the Lien of the Operative Documents in accordance with the provisions thereof. The Company may receive credit against any or all of the Sale OTP Amount for open market purchases of Securities as provided in the Indenture.

               In the event that there shall occur a Total Loss with respect to any Aircraft, the Company shall (unless the Company is not required to make such Offer to Purchase pursuant to the provisions of Section 4.12 of the Indenture) make an Offer to Purchase an aggregate principal amount of Outstanding Securities (the "Total Loss OTP Amount") equal to (for each Aircraft subject to such Total Loss) (a) the aggregate principal amount of the Securities Outstanding on the date such Offer to Purchase (if any) is required to be commenced under the Indenture minus (b) the product of (i) the Redemption Value as of such date multiplied by (ii) the number of Aircraft remaining that were not subject to such Total Loss, at a purchase price equal to 100% of the aggregate principal amount of Securities to be purchased, plus accrued and unpaid interest and Special Interest, if any, on such Securities, to and including the Payment Date, and the Aircraft that was the subject of such Total Loss shall be released from the Lien of the Operative Documents in accordance with the provisions thereof. The Company shall commence such Offer to Purchase (if any) within thirty (30) days after the Total Loss Date with respect to any such Total Loss. The Company may receive credit against any or all of the Total Loss OTP Amount for open market purchases of Securities as provided in the Indenture.

               "Offer to Purchase" means an offer to purchase all or a portion, as the case may be, of the Securities by the Company from the Holders commenced by the mailing (by first class mail, postage prepaid) by the Company (or, if requested by the Company on at least five Business Days' prior notice to the Trustee and at the Company's expense, by the Trustee) of a notice to each Holder (and, if mailed by the Company, to the Trustee) at such Holder's address appearing in the Register, stating: (i) the covenant pursuant to which the offer is being made and that all Securities validly tendered will be accepted for payment, provided, that if Securities in excess of the aggregate principal amount that the Company has offered to purchase are tendered by the Holders, then Securities will be purchased from the tendering Holders pro rata, based on the aggregate principal amount of Securities tendered by each such Holder; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Payment Date"); (iii) that any Security not tendered will continue to accrue interest pursuant to its terms (including, if such Offer to Purchase is being made pursuant to Section 4.12(c)(i)(A) of the Indenture, a statement that the rate of interest on such Security may be subject to increase in accordance with the provisions of such Section); (iv) that, unless the Company defaults in the payment of the purchase price on the Payment Date, any Security accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest on and after the Payment Date; (v) that Holders electing to have a Security purchased pursuant to the Offer to Purchase will be required to surrender the Security, together with the form entitled "Option of the Holder to Elect Purchase" attached to or on the reverse side of the Security completed, to the Paying Agent at the address specified in the notice at any time beginning with the date of such notice but prior to the close of business on the Business Day immediately preceding the Payment Date (or, if such day is a Legal Holiday, on the next subsequent day which is not a Legal Holiday), and such Holder shall be entitled to receive from the Paying Agent a non-transferable receipt of deposit evidencing such deposit; (vi) that, unless the Company defaults in making the payment of the purchase price or shall otherwise, in its sole discretion, consent thereto, Holders will be entitled to withdraw their election only if the Trustee receives, not later than the close of business on the fifth Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and
(vii) that Holders whose Securities are being purchased only in part will be promptly issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered (which new Securities, if such Offer to Purchase is being made pursuant to Section 4.12(c)(i)(A) of the Indenture, will cease to be secured by the Aircraft released pursuant to such Section); provided that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof. The Company shall place such notice in the national edition of The New York Times or The Wall Street Journal or, if such newspapers are not then in circulation, in a financial newspaper of general circulation in New York City. No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. On the Payment Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to an Offer to Purchase, provided, that if Securities in excess of the aggregate principal amount that the Company has offered to purchase are tendered by the Holders, then Securities will be purchased from the tendering Holders pro rata, based on the aggregate principal amount of Securities tendered by each such Holder; (ii) deposit with the Trustee money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Securities or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company. The Trustee shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate, and the Company shall promptly execute and mail (or cause to be mailed) to such Holders a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; provided that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof; provided further that if the Payment
Date is between a regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment of an amount equal to the interest and Special Interest, if any, payable on such succeeding Interest Payment Date on the principal amount to be repurchased, and the interest on the principal amount of the Security being repurchased, and Special Interest, if any, with respect thereto, will be paid on such next succeeding Interest Payment Date to the registered holder of such Security on the immediately preceding Record Date. A Security repurchased on an Interest Payment Date need not be accompanied by any such payment, and the interest on the principal amount of the Security being repurchased and Special Interest, if any, with respect thereto, will be paid on such Interest Payment Date to the registered holder of such Security on the corresponding Record Date. The Company will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase. The Company will comply with Rule 14e-l under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to repurchase Securities pursuant to an Offer to Purchase. Both the notice of the Company and the notice of the Holder having been given as specified above, the Securities so to be repurchased shall, on the Payment
Date become due and payable at the purchase price applicable thereto and from and after such date (unless the Company shall default in the payment of such purchase price) such Securities shall cease to bear interest. If any Security shall not be paid upon surrender thereof for repurchase, the principal shall, until paid, bear interest from the Payment Date at the rate borne by such Security. Any Security which is to be submitted for repurchase only in part shall be delivered pursuant to the above provisions with (if the Company or Trustee so requires) due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

               9. Denominations, Transfer, Exchange. The Securities shall be issuable only in registered form without coupons and in denominations of $1,000 and integral multiples thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes required by law or permitted by the Indenture.

               10. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered with the Registrar as the owner for all purposes.

               11. Discharge.  Subject to certain conditions set forth in
Article 8 of the Indenture, the Company may terminate its obligations under the Securities and the Indenture, except those obligations referred to in
Section 8.1(b) of the Indenture, if the Company deposits with the Trustee or a Paying Agent cash or U.S. Government Obligations for the payment of principal of, interest on, and Special Interest, if any, with respect to, the Securities to Stated Maturity.

               12. Amendments and Waivers. Subject to certain exceptions, the Indenture, the Securities, or the other Operative Documents may be amended with the consent of the Holders of at least a majority in principal amount of the then Outstanding Securities, and any existing Default, Event of Default or acceleration may be waived with the consent of the Holders of a majority in principal amount of the then Securities Outstanding. Without the consent of any Holder, the Indenture, the Securities or any of the Operative Documents may be amended to, among other things, cure any ambiguity, defect or inconsistency.

               13. Defaults and Remedies. Events of Default under the Indenture include the following: default for the period specified in the Indenture in payment of interest on, or Special Interest, if any, with respect to the Securities; default in payment of the principal amount of any Securities when the same becomes due and payable (at maturity, upon acceleration, redemption, tender for repurchase or otherwise); failure by the Company to comply with specific covenants of the Indenture or of the Mortgage within the time periods provided therein, discontinuing substantially all of its commercial airlines operations, or failure to pay over amounts required under the Mortgage; failure to comply in any material respect with any of its other agreements contained in the Indenture, the other Operative Documents or the Securities; a representation or warranty of the Company in the Indenture, the other Operative Documents or any Mortgage Supplement or in any certificate of the Company delivered under any such document proves to be untrue in any material respect when made; the occurrence of certain defaults under any Indebtedness of the Company or any of its Significant Subsidiaries in excess of $10,000,000 in principal amount; the rendering or domestication of final judgments by a court of competent jurisdiction against the Company or any of its Significant Subsidiaries in an aggregate amount of $10,000,000 or more which remain undischarged for a period (during which execution is not stayed) of sixty (60) days after the date on which the right to appeal has expired; cessation of effectiveness of Operative Documents without the consent of the Trustee; and certain events of bankruptcy, insolvency or reorganization. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of twenty-five percent (25%) in principal amount of the Securities Outstanding may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all Securities Outstanding become due and payable immediately without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety to the more complete description thereof contained in the Indenture.

               14. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or Affiliates of the Company with the same rights it would have if it were not Trustee.

               15. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

               16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

               17. Unclaimed Money. If money for the payment of principal of, interest on, or Special Interest, with respect to, or the purchase price for the Securities remains unclaimed for two (2) years, the Trustee or Paying Agent will pay the money back to the Company at its request. After such payment, Holders entitled to any portion of such money must look to the Company for payment unless an applicable law designates another person.

               18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

               19. CUSIP Numbers. The Company in issuing this Security may use a "CUSIP" number (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

               20. Holders' Compliance with Registration Rights Agreement. Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

               21. Governing Law. THIS SECURITY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

               The Company will furnish to any Holder of this Security, upon written request and without charge, a copy of the Indenture. Request may be made to: Trans World Airlines, Inc., One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101, Attention: Corporate Secretary.



                                ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to:

(Insert Assignee's Soc. Sec. or Tax I.D. No.)

(Print or type assignee's name, address and zip code)

and irrevocably appoint ______________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:________________________________ Signature(s):____________________________

                                      ____________________________
                                      (Sign exactly as your name(s)
                                      appear(s) on the other side
                                      of this Security)
 Signature(s) guaranteed by:

                                      ____________________________

                                      (All signatures must be
                                      guaranteed by a member of a
                                      national securities exchange
                                      or of the National
                                      Association of Securities
                                      Dealers, Inc. or by a
                                      commercial bank or trust
                                      company located in the United
                                      States)


                    OPTION OF THE HOLDER TO ELECT PURCHASE

               If you want to elect to have this Security repurchased by the Company pursuant to any Offer to Purchase under the Indenture, check the box:

                                      [ ]

               If you want to elect to have only part of this Security repurchased by the Company pursuant to any Offer to Purchase under the Indenture, state the principal amount to be repurchased:

$___________________________
(in an integral multiple of $1,000)

Date:________________________________ Signature(s):____________________________

                                                   ____________________________



                                      (Sign exactly as your name(s) appear(s) on
                                      the other side of this Security)
Signature(s) guaranteed by:
                                      _________________________________________
                                      (All signatures must be guaranteed
                                      by a member of a national securities
                                      exchange or of the National Association of
                                      Securities Dealers, Inc. or by a
                                      commercial bank or trust company located
                                      in the United States)


                            CERTIFICATE OF TRANSFER

               Re: 11 3/8% Senior Secured Notes due 2003 (the "Notes") of Trans World Airlines, Inc. (the "Company")

               This Certificate relates to Notes held in definitive form by ___________ (the "Transferor").

               The Transferor has requested the Registrar by written order to exchange or register the transfer of a Note or Notes. In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Notes and that the transfer of this Note does not require registration under the Securities Act of 1933 (the "Securities Act"), because:*

               [ ]    Such Note is being transferred to the Company.

               [ ]    Such Note is being transferred pursuant to an effective
Registration Statement under the Securities Act.

               [ ]    Such Note is being transferred to a qualified
institutional buyer (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A.

               [ ]    Such Note is being transferred pursuant to an offshore
transaction in accordance with Rule 904 under the Securities Act.

               [ ]    Such Note is being transferred to an Institutional
"Accredited Investor" within the meaning of Subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

               [ ]    Such Note is being transferred in a transaction meeting
the requirements of Rule 144 under the Securities Act.

               The Registrar and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                      ________________________________________
                                      [INSERT NAME OF TRANSFEROR]

                                      By:_____________________________________


Date:________________________________


_____________________________________
*     Please check applicable box.


                                                                      EXHIBIT 2
                                                                             to
                                                RULE 144A/REGULATION S APPENDIX

       [FORM OF FACE OF EXCHANGE SECURITY OR PRIVATE EXCHANGE SECURITY]

[*]
[**]
No.                                                                  CUSIP No.
                                                                     $

                     11 3/8% Senior Secured Note due 2003

               TRANS WORLD AIRLINES, INC., a Delaware corporation promises to pay to __________, or registered assigns, the principal sum of __________ Dollars on April 15, 2003.

               Interest Payment Dates:  April 15 and October 15.

               Record Dates:  April 1 and October 1.

               Additional provisions of this Security are set forth on the other side of this Security.



Dated:

                                      TRANS WORLD AIRLINES, INC.

                                      By:_____________________________________
                                         Name:
                                         Title:

                                      Attest:

                                         _____________________________________
                                         Name:
                                         Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

First Security Bank, National Association, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

    By:_____________________________
           Authorized Signatory







______________________

* If the Security is to be issued in global form add the Global Securities Legend from Exhibit 1 to the Rule 144A/Regulation S Appendix.

**   If the Security is a Private Exchange Security issued in a Private
Exchange to the Placement Agent with respect to Securities acquired in other than market making or trading activities, add the Restricted Securities Legend from Exhibit 1 to the Rule 144A/Regulation S Appendix and add the Certificate of Transfer from such Exhibit to the end of this Exhibit 2.


       [FORM OF REVERSE SIDE OF EXCHANGE OR PRIVATE EXCHANGE SECURITY]

                    11 3/8% Senior Secured Note due 2003

               This Security is one of a duly authorized issue of securities of the Company designated as its 11 3/8% Senior Secured Notes due 2003 (hereinafter called the "Securities"), limited in aggregate principal amount Outstanding to $43,200,000, issued or to be issued pursuant to an Indenture, dated as of April 21, 1998 (hereinafter called the "Indenture") between the Company and First Security Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture).

               1. Interest; Special Interest. The Company promises to pay interest on the principal amount of this Security at the rate of Eleven and Three-Eighths percent (11 3/8%) per annum, subject to increase as provided in paragraph 8 below; provided, however, that if a Registration Default (as defined in and subject to the provisions of the Registration Rights Agreement) occurs (each period during which a Registration Default has occurred and is continuing referred to herein as a "Registration Default Period"), additional interest will accrue on this Security at a per annum rate of 0.50% for the first 90 days of the Registration Default Period, at a per annum rate of 1.0% for the second 90 days of the Registration Default Period, at a per annum rate of 1.5% for the third 90 days of the Registration Default Period and at a per annum rate of 1.5% thereafter for the remaining portion of the Registration Default Period (such additional interest is referred to herein as "Special Interest"). The Company will pay interest and Special Interest, if any, semi-annually on the Interest Payment Dates set forth on the face of this Security, commencing October 15, 1998. Interest on the Securities will accrue from April 21, 1998 or the most recent Interest Payment Date to which interest and Special Interest, if any, have been paid. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

               2. Method of Payment. The Company will pay interest on and Special Interest, if any, with respect to, the Securities (except defaulted interest and interest on defaulted principal) to the persons who are registered Holders of Securities at the close of business on the Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Defaulted interest and interest on defaulted principal will be paid by the Company in accordance with the applicable provisions of the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, interest and Special Interest, if any, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and at any other office or agency maintained by the Company for such purpose in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest on and Special Interest, if any, with respect to, the Securities may be by check payable in such money and mailed to a Holder's registered address; provided further, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by a Holder with a bank in New York City if such Holder owns at least $250,000 in aggregate principal amount of certificated Securities and elects payment by wire transfer by giving written notice to the Company and the Trustee to such effect designating such account no later than 10 days immediately preceding the relevant due date for payment (or such other date as the Company and the Trustee may accept in their discretion). If a payment date is a legal holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

               3. Registrar, Paying Agent and Tender Agent. Initially, the Trustee will act as Registrar and Paying Agent. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Securityholder. The Company may act in any such capacity, except in certain circumstances.

               4. Indenture. The Company issued the Securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made applicable to the Indenture by the TIA. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and such Act for a statement of such terms. Subject to paragraph 7 hereof, the Securities are senior secured obligations of the Company limited to $43,200,000 aggregate principal amount, except as otherwise provided in the Indenture. Terms used in this Security and not defined in this Security shall have the meaning set forth in Section 1 of the Definitions Appendix attached as Appendix I to the Indenture, which shall be a part of this Security as if fully set forth in this place. The rules of construction for this Security are set forth in Section 2 of the Definitions Appendix.

               5. Optional and Mandatory Redemption. Except as set forth in the second paragraph under this paragraph 5, the Securities may not be redeemed prior to April 15, 2001. On and after that date, the Company may redeem the Securities at any time in whole or in part (in any integral multiple of $1,000) at its sole option at redemption prices (expressed as a percentage of principal amount) as set forth below during the twelve month periods beginning April 15 of the years shown below, plus in each case an amount equal to accrued and unpaid interest and Special Interest, if any, with respect to, the Securities to and including the redemption date:

               Year                        Redemption Price
               ----                        ----------------
               2001                            104.550%
               2002                            102.275%

               In addition, subject to the provisions of the Indenture, the Company shall, until all the Securities are paid or payment thereof provided for, deposit in accordance with Section 3.6 of the Indenture, at least one Business Day prior to October 15 in each year, commencing October 15, 2000 (each such date being hereinafter referred to as a "Mandatory Redemption Date"), an amount in cash sufficient to redeem an aggregate principal amount of Securities (the "Mandatory Redemption Amount") equal to $1,840,000 on October 15, 2000 and $1,838,000 on each of October 15, 2001 and October 15, 2002 (or, if the aggregate principal amount of Securities Outstanding on any such Mandatory Redemption Date is less than the principal amount required to so be redeemed, then all the Outstanding Securities shall be redeemed on such date), at a redemption price (expressed as a percentage of the aggregate principal amount of Securities Outstanding) of 100% plus accrued and unpaid interest and Special Interest, if any, to the Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest and Special Interest, if any, due on the relevant Interest Payment Date). Each such deposit shall be applied to the redemption of Securities on such Mandatory Redemption Date as provided in the Indenture. The Company may at its option receive credit against any or all of the cash portion of the Mandatory Redemption Amount for open market purchases of Securities, and such Mandatory Redemption Amount is subject to automatic reduction in connection with any permitted sale of or Total Loss with respect to any Aircraft, all as provided in the Indenture.

               6. Notice of Redemption. Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on, and Special Interest, if any, with respect to, all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

               7. Security. The Securities are secured by Liens on certain Properties of the Company pursuant to the Mortgage and the other Operative Documents described in the Indenture and such Liens are subject to release as provided herein and in the Mortgage and the other Operative Documents.

               8. Offers to Purchase. In the event that there shall occur a Change in Control, the Company shall make an Offer to Purchase all of the Outstanding Securities, at a purchase price equal to 101% of the aggregate principal amount of the Securities Outstanding, plus accrued and unpaid interest and Special Interest, if any, to and including the repurchase date. The right to require such repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 8 of the Indenture. The Company shall commence such Offer to Purchase within thirty (30) days after the occurrence of a Change in Control.

               In the event that the Company desires to sell any of the Aircraft as and when permitted in Section 4.12 of the Indenture, the Company shall (unless the Company is not required to make such Offer to Purchase pursuant to the provisions of such Section 4.12) have commenced an Offer to Purchase Securities in an aggregate principal amount (the "Sale OTP Amount") equal to (for each Aircraft so sold) (a) the aggregate principal amount of the Securities Outstanding on the date of the commencement of such Offer to Purchase minus (b) the product of the (i) Redemption Value as of such date multiplied by (ii) the number of Aircraft that will remain subject to the Mortgage after giving effect to such sale, at a purchase price (expressed as a percentage of principal amount of Securities to be purchased) equal to (A) 102%, if such Offer to Purchase is commenced prior to the first anniversary of the Issue Date, or (B) 101%, if such Offer to Purchase is commenced on or after the first anniversary of the Issue Date, plus in each case, accrued and unpaid interest and Special Interest, if any, on such Securities to and including the Payment Date. Effective as of the day immediately following the Payment Date with respect to the Offer to Purchase in connection with any sale of an Aircraft, the interest rate borne by the Securities then Outstanding shall be subject to possible automatic increase as set forth in Section 4.12 of the Indenture, and the Aircraft so sold shall be released from the Lien of the Operative Documents in accordance with the provisions thereof. The Company may receive credit against any or all of the Sale OTP Amount for open market purchases of Securities as provided in the Indenture.

               In the event that there shall occur a Total Loss with respect to any Aircraft, the Company shall (unless the Company is not required to make such Offer to Purchase pursuant to the provisions of Section 4.12 of the Indenture) make an Offer to Purchase an aggregate principal amount of Outstanding Securities (the "Total Loss OTP Amount") equal to (for each Aircraft subject to such Total Loss) (a) the aggregate principal amount of the Securities Outstanding on the date such Offer to Purchase (if any) is required to be commenced under the Indenture minus (b) the product of (i) the Redemption Value as of such date multiplied by (ii) the number of Aircraft remaining that were not subject to such Total Loss, at a purchase price equal to 100% of the aggregate principal amount of Securities to be purchased, plus accrued and unpaid interest and Special Interest, if any, on such Securities, to and including the Payment Date, and the Aircraft that was the subject of such Total Loss shall be released from the Lien of the Operative Documents in accordance with the provisions thereof. The Company shall commence such Offer to Purchase (if any) within thirty (30) days after the Total Loss Date with respect to any such Total Loss. The Company may receive credit against any or all of the Total Loss OTP Amount for open market purchases of Securities as provided in the Indenture.

               "Offer to Purchase" means an offer to purchase all or a portion, as the case may be, of the Securities by the Company from the Holders commenced by the mailing (by first class mail, postage prepaid) by the Company (or, if requested by the Company on at least five Business Days' prior notice to the Trustee and at the Company's expense, by the Trustee) of a notice to each Holder (and, if mailed by the Company, to the Trustee) at such Holder's address appearing in the Register, stating: (i) the covenant pursuant to which the offer is being made and that all Securities validly tendered will be accepted for payment, provided, that if Securities in excess of the aggregate principal amount that the Company has offered to purchase are tendered by the Holders, then Securities will be purchased from the tendering Holders pro rata, based on the aggregate principal amount of Securities tendered by each such Holder; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Payment Date"); (iii) that any Security not tendered will continue to accrue interest pursuant to its terms (including, if such Offer to Purchase is being made pursuant to Section 4.12(c)(i)(A) of the Indenture, a statement that the rate of interest on such Security may be subject to increase in accordance with the provisions of such Section); (iv) that, unless the Company defaults in the payment of the purchase price on the Payment Date, any Security accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest on and after the Payment Date; (v) that Holders electing to have a Security purchased pursuant to the Offer to Purchase will be required to surrender the Security, together with the form entitled "Option of the Holder to Elect Purchase" attached to or on the reverse side of the Security completed, to the Paying Agent at the address specified in the notice at any time beginning with the date of such notice but prior to the close of business on the Business Day immediately preceding the Payment Date (or, if such day is a Legal Holiday, on the next subsequent day which is not a Legal Holiday), and such Holder shall be entitled to receive from the Paying Agent a non-transferable receipt of deposit evidencing such deposit; (vi) that, unless the Company defaults in making the payment of the purchase price or shall otherwise, in its sole discretion, consent thereto, Holders will be entitled to withdraw their election only if the Trustee receives, not later than the close of business on the fifth Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and
(vii) that Holders whose Securities are being purchased only in part will be promptly issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered (which new Securities, if such Offer to Purchase is being made pursuant to Section 4.12(c)(i)(A) of the Indenture, will cease to be secured by the Aircraft released pursuant to such Section); provided that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof. The Company shall place such notice in the national edition of The New York Times or The Wall Street Journal or, if such newspapers are not then in circulation, in a financial newspaper of general circulation in New York City. No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. On the Payment Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to an Offer to Purchase, provided, that if Securities in excess of the aggregate principal amount that the Company has offered to purchase are tendered by the Holders, then Securities will be purchased from the tendering Holders pro rata, based on the aggregate principal amount of Securities tendered by each such Holder; (ii) deposit with the Trustee money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Securities or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company. The Trustee shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate, and the Company shall promptly execute and mail (or cause to be mailed) to such Holders a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; provided that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof; provided further that if the Payment
Date is between a regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment of an amount equal to the interest and Special Interest, if any, payable on such succeeding Interest Payment Date on the principal amount to be repurchased, and the interest on the principal amount of the Security being repurchased, and Special Interest, if any, with respect thereto, will be paid on such next succeeding Interest Payment Date to the registered holder of such Security on the immediately preceding Record Date. A Security repurchased on an Interest Payment Date need not be accompanied by any such payment, and the interest on the principal amount of the Security being repurchased and Special Interest, if any, with respect thereto, will be paid on such Interest Payment Date to the registered holder of such Security on the corresponding Record Date. The Company will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase. The Company will comply with Rule 14e-l under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to repurchase Securities pursuant to an Offer to Purchase. Both the notice of the Company and the notice of the Holder having been given as specified above, the Securities so to be repurchased shall, on the Payment
Date become due and payable at the purchase price applicable thereto and from and after such date (unless the Company shall default in the payment of such purchase price) such Securities shall cease to bear interest. If any Security shall not be paid upon surrender thereof for repurchase, the principal shall, until paid, bear interest from the Payment Date at the rate borne by such Security. Any Security which is to be submitted for repurchase only in part shall be delivered pursuant to the above provisions with (if the Company or Trustee so requires) due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

               9. Denominations, Transfer, Exchange. The Securities shall be issuable only in registered form without coupons and in denominations of $1,000 and integral multiples thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes required by law or permitted by the Indenture.

               10. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered with the Registrar as the owner for all purposes.

               11. Discharge.  Subject to certain conditions set forth in
Article 8 of the Indenture, the Company may terminate its obligations under the Securities and the Indenture, except those obligations referred to in
Section 8.1(b) of the Indenture, if the Company deposits with the Trustee or a Paying Agent cash or U.S. Government Obligations for the payment of principal of, interest on, and Special Interest, if any, with respect to, the Securities to Stated Maturity.

               12. Amendments and Waivers. Subject to certain exceptions, the Indenture, the Securities, or the other Operative Documents may be amended with the consent of the Holders of at least a majority in principal amount of the then Outstanding Securities, and any existing Default, Event of Default or acceleration may be waived with the consent of the Holders of a majority in principal amount of the then Securities Outstanding. Without the consent of any Holder, the Indenture, the Securities or any of the Operative Documents may be amended to, among other things, cure any ambiguity, defect or inconsistency.

               13. Defaults and Remedies. Events of Default under the Indenture include the following: default for the period specified in the Indenture in payment of interest on, or Special Interest, if any, with respect to the Securities; default in payment of the principal amount of any Securities when the same becomes due and payable (at maturity, upon acceleration, redemption, tender for repurchase or otherwise); failure by the Company to comply with specific covenants of the Indenture or of the Mortgage within the time periods provided therein, discontinuing substantially all of its commercial airlines operations, or failure to pay over amounts required under the Mortgage; failure to comply in any material respect with any of its other agreements contained in the Indenture, the other Operative Documents or the Securities; a representation or warranty of the Company in the Indenture, the other Operative Documents or any Mortgage Supplement or in any certificate of the Company delivered under any such document proves to be untrue in any material respect when made; the occurrence of certain defaults under any Indebtedness of the Company or any of its Significant Subsidiaries in excess of $10,000,000 in principal amount; the rendering or domestication of final judgments by a court of competent jurisdiction against the Company or any of its Significant Subsidiaries in an aggregate amount of $10,000,000 or more which remain undischarged for a period (during which execution is not stayed) of sixty (60) days after the date on which the right to appeal has expired; cessation of effectiveness of Operative Documents without the consent of the Trustee; and certain events of bankruptcy, insolvency or reorganization. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of twenty-five percent (25%) in principal amount of the Securities Outstanding may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all Securities Outstanding become due and payable immediately without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety to the more complete description thereof contained in the Indenture.

               14. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or Affiliates of the Company with the same rights it would have if it were not Trustee.

               15. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

               16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

               17. Unclaimed Money. If money for the payment of principal of, interest on, or Special Interest, with respect to, or the purchase price for the Securities remains unclaimed for two (2) years, the Trustee or Paying Agent will pay the money back to the Company at its request. After such payment, Holders entitled to any portion of such money must look to the Company for payment unless an applicable law designates another person.

               18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

               19. CUSIP Numbers. The Company in issuing this Security may use a "CUSIP" number (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

               20. Holders' Compliance with Registration Rights Agreement. Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

               21. Governing Law. THIS SECURITY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

               The Company will furnish to any Holder of this Security, upon written request and without charge, a copy of the Indenture. Request may be made to: Trans World Airlines, Inc., One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101, Attention: Corporate Secretary.


                                ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to:

(Insert Assignee's Soc. Sec. or Tax I.D. No.)

(Print or type assignee's name, address and zip code)

and irrevocably appoint ______________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.
Date:_________________________________  Signature(s):_________________________

                                        ______________________________________

                                        (Sign exactly as your name(s) appear(s)
                                        on the other side of this Security)
Signature(s) guaranteed by:

                                        (All signatures must be guaranteed by a
                                        member of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company located in the United States)


                    OPTION OF THE HOLDER TO ELECT PURCHASE

               If you want to elect to have this Security repurchased by the Company pursuant to any Offer to Purchase under the Indenture, check the box:

                                      [ ]

               If you want to elect to have only part of this Security repurchased by the Company pursuant to any Offer to Purchase under the Indenture, state the principal amount to be repurchased:

$___________________________
(in an integral multiple of $1,000)

Date:_________________________________  Signature(s):__________________________

                                        _______________________________________

                                        (Sign exactly as your name(s) appear(s)
                                        on the other side of this Security)

Signature(s) guaranteed by:
                                        _______________________________________
                                        (All signatures must be guaranteed by a
                                        member of a national securities exchange
                                        or of the National Association of
                                        Securities Dealers, Inc. or by a
                                        commercial bank or trust company located
                                        in the United States)



                                                               EXHIBIT A
                                                                      to
                                                               INDENTURE


                           [FORM OF FACE OF SECURITY]

                         [Restricted Securities Legend]

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE WHICH IS THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THESE SECURITIES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THESE SECURITIES (OR ANY PREDECESSOR OF THESE SECURITIES) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING
OF REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2) (3), OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE, OR TRANSFER (i) PURSUANT TO CLAUSES (C), (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM ATTACHED TO OR ON THE REVERSE SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

No.                                                           CUSIP No.
                                                              $

                   Mandatory Conversion Equity Note due 1999

          TRANS WORLD AIRLINES, INC., a Delaware corporation promises to pay to __________, or registered assigns, the principal sum of __________ Dollars on April 15, 1999.

          Interest Payment Dates (if any): The 15th day of each month.

          Record Dates:  The 1st day of each month.

          Additional provisions of this Security are set forth on the other side of this Security.

Dated:

                                   TRANS WORLD AIRLINES, INC.


                                   By:________________________________________
                                      Name:
                                      Title:

                                   Attest:


                                      ________________________________________
                                      Name:
                                      Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

First Security Bank, National Association, as Trustee, certifies that this is one of the Securities referred to in the Indenture.


   By:______________________________________
           Authorized Signatory


                       [FORM OF REVERSE SIDE OF SECURITY]

                   Mandatory Conversion Equity Note due 1999

     This Security is one of a duly authorized issue of securities of the Company designated as its Mandatory Conversion Equity Notes due 1999 (hereinafter called the "Securities"), limited in aggregate principal amount Outstanding to $31,800,000, issued or to be issued pursuant to an Indenture, dated as of April 21, 1998 (hereinafter called the "Indenture") between the Company and First Security Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture).

     1. Interest. This Security shall not bear interest; provided, however, that upon a default in payment of principal on the Securities (whether on acceleration, at maturity, upon tender for repurchase or otherwise) or a Registration Default (as for so long as such default or Registration Default, as the case may be, shall continue uncured and unwaived), this Security shall bear interest at the rate of Twelve percent (12%) per annum, from the date of such default or Registration Default, as the case may be, payable (a) in the case of a Registration Default, monthly in arrears on the 15th day of each month commencing the 15th day of the month next succeeding the month in which such Registration Default occurred, and (b) in the case of a default in payment of principal, payable on demand, in each case until the principal thereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company and each Holder of a Security, by the acceptance hereof, agree that in the event a Registration Default shall occur and be continuing and the Company shall have failed to use its reasonable best efforts to avoid or cure such Registration Default, Holders shall be entitled to make a claim for damages incurred as a result of such Registration Default, which damages shall not necessarily be limited to the increase in the interest rate hereunder to 12% per annum; provided, however, that any amount of interest paid pursuant to this provision shall be credited against any amount of damages to be paid by the Company in connection with such claim.

     2. Method of Payment. Subject to the provisions of paragraph 8 hereof, the Company will pay interest, if any, on the Securities (except defaulted interest and interest on defaulted principal) to the persons who are registered Holders of Securities at the close of business on the Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Defaulted interest and interest on defaulted principal will be paid by the Company in accordance with the applicable provisions of the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest, if any, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and at any other office or agency maintained by the Company for such purpose in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest, if any, on the Securities may be by check payable in such money and mailed to a Holder's registered address; provided further, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by a Holder with a bank in New York City if such Holder owns at least $250,000 in aggregate principal amount of certificated Securities and elects payment by wire transfer by giving written notice to the Company and the Trustee to such effect designating such account no later than 10 days immediately preceding the relevant due date for payment (or such other date as the Company and the Trustee may accept in their discretion). If a payment date is a legal holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

     3. Registrar, Paying Agent and Tender Agent. Initially, the Trustee will act as Registrar and Paying Agent. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Securityholder. The Company may act in any such capacity, except in certain circumstances.

     4. Indenture. The Company issued the Securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made applicable to the Indenture by the TIA. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and such Act for a statement of such terms. Until converted to Common Stock as described in paragraph 8 hereof and in the Indenture and subject to paragraphs 6 and 9 hereof, the Securities are senior secured obligations of the Company limited to $31,800,000 aggregate principal amount, except as otherwise provided in the Indenture. Terms used in this Security and not defined in this Security shall have the meaning set forth in Section 1 of the Definitions Appendix attached as Appendix I to the Indenture, which shall be a part of this Security as if fully set forth in this place. The rules of construction for this Security are set forth in Section 2 of the Definitions Appendix.

     5. Redemption. This Security is not subject to redemption in whole or in part at any time.

     6. Security. The Securities are secured by second priority Liens on certain Properties of the Company pursuant to the Mortgage and the other Operative Documents described in the Indenture and such Liens are subject to release as provided herein and in the Mortgage and the other Operative Documents. Enforcement of the Lien of the Mortgage is limited to an aggregate amount of Obligations not exceeding $24,300,000 and is further restricted due to its second priority status, as more fully set forth in the Mortgage, and each Holder, by accepting a Security, agrees to all the provisions thereof.

     7. Offers to Purchase. In the event that there shall occur a Change in Control, the Company shall make an Offer to Purchase all of the Outstanding Securities, at a purchase price equal to 101% of the aggregate principal amount of the Securities Outstanding, plus accrued and unpaid interest, if any, to and including the repurchase date. The right to require such repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 8 of the Indenture. The Company shall commence such Offer to Purchase within thirty (30) days after the occurrence of a Change in Control.

     In the event that there shall occur a Total Loss with respect to any Aircraft, the Company shall (unless the Company is not required to make such Offer to Purchase pursuant to the provisions of Section 4.12 of the Indenture) make an Offer to Purchase an aggregate principal amount of Outstanding Securities (the "Total Loss OTP Amount") equal to (for each Aircraft subject to such Total Loss) (a) the aggregate principal amount of the Securities Outstanding on the date such Offer to Purchase (if any) is required to be commenced under the Indenture, minus (b) the product of (i) $10,600,000 multiplied by (ii) the number of Aircraft remaining that were not subject to such Total Loss, at a purchase price equal to 100% of the aggregate principal amount of Securities to be purchased, plus accrued and unpaid interest, if any, on such Securities, to and including the Payment Date, and the Aircraft that was the subject of such Total Loss shall be released from the Lien of the Operative Documents in accordance with the provisions thereof. The Company shall commence such Offer to Purchase (if any) within thirty (30) days after the Total Loss Date with respect to any such Total Loss. The Company may receive credit against any or all of the Total Loss OTP Amount for open market purchases of Securities as provided in the Indenture.

     "Offer to Purchase" means an offer to purchase all, or a portion, as the case may be, of the Securities by the Company from the Holders commenced by the mailing (by first class mail, postage prepaid) by the Company (or, if requested by the Company on at least five Business Days' prior notice to the Trustee and at the Company's expense, by the Trustee) of a notice to each Holder (and, if mailed by the Company, to the Trustee) at such Holder's address appearing in the Register, stating: (i) the covenant pursuant to which the offer is being made and that all Securities validly tendered will be accepted for payment, provided, that if Securities in excess of the aggregate principal amount that the Company has offered to purchase are tendered by the Holders, then Securities will be purchased from the tendering Holders pro rata, based on the aggregate principal amount of Securities tendered by each such Holder; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Payment Date"); (iii) that any Security not tendered will continue to accrue interest (if any) pursuant to its terms; (iv) that, unless the Company defaults in the payment of the purchase price on the Payment Date, any Security accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest on and after the Payment Date; (v) that Holders electing to have a Security purchased pursuant to the Offer to Purchase will be required to surrender the Security, together with the form entitled "Option of the Holder to Elect Purchase" attached to or on the reverse side of the Security completed, to the Paying Agent at the address specified in the notice at any time beginning with the date of such notice but prior to the close of business on the Business Day immediately preceding the Payment Date (or, if such day is a Legal Holiday, on the next subsequent day which is not a Legal Holiday), and such Holder shall be entitled to receive from the Paying Agent a non-transferable receipt of deposit evidencing such deposit; (vi) that, unless the Company defaults in making the payment of the purchase price or shall otherwise, in its sole discretion, consent thereto, Holders will be entitled to withdraw their election only if the Trustee receives, not later than the close of business on the fifth Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and
(vii) that Holders whose Securities are being purchased only in part will be promptly issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; provided that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof. The Company shall place such notice in the national edition of The New York Times or The Wall Street Journal or, if such newspapers are not then in circulation, in a financial newspaper of general circulation in New York City. No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. On the Payment Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to an Offer to Purchase, provided, that if Securities in excess of the aggregate principal amount that the Company has offered to purchase are tendered by the Holders, then Securities will be purchased from the tendering Holders pro rata, based on the aggregate principal amount of Securities tendered by each such Holder; (ii) deposit with the Trustee money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and
(iii) deliver, or cause to be delivered, to the Trustee all Securities or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company. The Trustee shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate, and the Company shall promptly execute and mail (or cause to be mailed) to such Holders a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; provided that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof; provided further that if the Payment Date is between a regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment of an amount equal to the interest, if any, payable on such succeeding Interest Payment Date on the principal amount to be repurchased, and the interest, if any, on the principal amount of the Security being repurchased, will be paid on such next succeeding Interest Payment Date to the registered holder of such Security on the immediately preceding Record Date. A Security repurchased on an Interest Payment Date need not be accompanied by any such payment, and the interest, if any, on the principal amount of the Security being repurchased, will be paid on such Interest Payment Date to the registered holder of such Security on the corresponding Record Date. The Company will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase. The Company will comply with Rule 14e-l under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to repurchase Securities pursuant to an Offer to Purchase. Both the notice of the Company and the notice of the Holder having been given as specified above, the Securities so to be repurchased shall, on the Payment Date become due and payable at the purchase price applicable thereto and from and after such date (unless the Company shall default in the payment of such purchase price) such Securities shall cease to bear interest. If any Security shall not be paid upon surrender thereof for repurchase, the principal shall, until paid, bear interest from the Payment Date at the rate and in accordance with the provisions set forth in this Security and the Indenture. Any Security which is to be submitted for repurchase only in part shall be delivered pursuant to the above provisions with (if the Company or Trustee so requires) due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     8. Mandatory Conversion. Subject to the provisions of Article 13 of the Indenture, on the Conversion Date, so long as no Default or Event of Default shall then exist, this Security (if then Outstanding) shall be automatically converted into that number of fully paid and non-assessable shares of Common Stock equal to the sum of (i) the then outstanding principal amount of this Security, plus (ii) accrued and unpaid interest, if any, on this Security to the Conversion Date, divided by the lesser of
(A) 0.95 multiplied by the Average Market Price per share of Common Stock or (B) $10 7/8 (such lesser amount being hereinafter referred to as the "Conversion Price").

     Any such conversion is subject to the procedures, restrictions and adjustments to the Conversion Price as set forth in Article 13 of the Indenture, and on or after the effectiveness of the conversion, the Liens on the Collateral are subject to release as provided in the Indenture.

     9. Possible Subordination. If, on the Business Day immediately succeeding the Issue Date, the Holders (other than Lazard Freres & Co. LLC, as Holder of the Compensation Notes, as defined in the Placement Agreement) do not include at least one of the Owner Trustee, Seven Sixty Seven Leasing, Inc. or any member of the Bank Group, then this Security shall automatically, without any further act or deed, become an unsecured obligation of the Company and shall rank junior in priority to all secured indebtedness of the Company and pari passu with all unsecured indebtedness of the Company, in each case whether such indebtedness is existing on the Issue Date or thereafter incurred, and the Trustee shall be authorized to enter into or execute and deliver such agreements, instruments or other documents as may be reasonably requested by (and at the cost and expense of) the Company to evidence or confirm the release of Liens on the Collateral or such subordination of the Securities.

     10. Denominations, Transfer, Exchange. The Securities shall be issuable only in registered form without coupons and in denominations of $1,000 and integral multiples thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes required by law or permitted by the Indenture.

     11. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name the Security is registered with the Registrar as the owner for all purposes.

     12. Discharge. Subject to certain conditions set forth in Article 8 of the Indenture, the Company may terminate its obligations under the Securities and the Indenture, except those obligations referred to in
Section 8.1(b) of the Indenture, if the Company deposits with the Trustee or a Paying Agent cash or U.S. Government Obligations for the payment of principal of, interest, if any, on the Securities to Stated Maturity.

     13. Amendments and Waivers. Subject to certain exceptions, the Indenture, the Securities, or the other Operative Documents may be amended with the consent of the Holders of at least a majority in principal amount of the then Outstanding Securities, and any existing Default, Event of Default or acceleration may be waived with the consent of the Holders of a majority in principal amount of the then Securities Outstanding. Without the consent of any Holder, the Indenture, the Securities or any of the Operative Documents may be amended to, among other things, cure any ambiguity, defect or inconsistency.

     14. Defaults and Remedies. Events of Default under the Indenture include the following: default for the period specified in the Indenture in payment of interest, if any, on the Securities; default in payment of the principal amount of any Securities when the same becomes due and payable (at maturity, upon acceleration, redemption, tender for repurchase or otherwise); failure by the Company to comply with specific covenants of the Indenture or of the Mortgage within the time periods provided therein, discontinuing substantially all of its commercial airlines operations, or failure to pay over amounts required under the Mortgage; failure to comply in any material respect with any of its other agreements contained in the Indenture, the other Operative Documents or the Securities; a representation or warranty of the Company in the Indenture, the other Operative Documents or any Mortgage Supplement or in any certificate of the Company delivered under any such document proves to be untrue in any material respect when made; the occurrence of certain defaults under any Indebtedness of the Company or any of its Significant Subsidiaries in excess of $10,000,000 in principal amount; the rendering or domestication of final judgments by a court of competent jurisdiction against the Company or any of its Significant Subsidiaries in an aggregate amount of $10,000,000 or more which remain undischarged for a period (during which execution is not stayed) of sixty (60) days after the date on which the right to appeal has expired; cessation of effectiveness of Operative Documents without the consent of the Trustee; and certain events of bankruptcy, insolvency or reorganization. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of twenty-five percent (25%) in principal amount of the Securities Outstanding may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all Securities Outstanding become due and payable immediately without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture and the Mortgage. Enforcement of the Lien of the Mortgage is limited to an aggregate amount of Obligations not exceeding $24,300,000 and is further restricted due to its second priority status, as more fully set forth in the Mortgage. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety to the more complete description thereof contained in the Indenture and the other Operative Documents.

     15. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or Affiliates of the Company with the same rights it would have if it were not Trustee.

     16. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     17. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     18. Unclaimed Money. If money for the payment of principal of, or interest, if any, on, or the purchase price for the Securities remains unclaimed for two (2) years, the Trustee or Paying Agent will pay the money back to the Company at its request. After such payment, Holders entitled to any portion of such money must look to the Company for payment unless an applicable law designates another person.

     19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN
ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     20. CUSIP Numbers. The Company in issuing this Security may use a "CUSIP" number (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

     21. Holders' Compliance with Registration Rights Agreement. Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

     22. Governing Law. THIS SECURITY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     The Company will furnish to any Holder of this Security, upon written request and without charge, a copy of the Indenture. Request may be made to: Trans World Airlines, Inc., One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101, Attention: Corporate Secretary.


                         ASSIGNMENT FORM

To assign this Security, fill
in the form below:
I or we assign and transfer
this Security to:


(Insert Assignee's Soc. Sec. or
Tax I.D. No.)


(Print or type assignee's name,
address and zip code)


and irrevocably appoint
______________ agent to
transfer this Security on the
books of the Company.  The
agent may substitute another to
act for him.

Date:_________________________   Signature(s):________________________________

                                              ________________________________

                                 (Sign exactly as your name(s) appear(s) on the other side of this Security)
Signature(s) guaranteed by:
                                 ______________________________________________
                                 (All signatures must be guaranteed by a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company located in the United States)


               OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security repurchased by the Company pursuant to any Offer to Purchase under the Indenture, check the box:

                  [ ]

          If you want to elect to have only part of this Security repurchased by the Company pursuant to any Offer to Purchase under the Indenture, state the amount to be repurchased:

$ __________________________
(in an integral multiple of $1,000)

Date:_________________________   Signature(s):________________________________

                                 ______________________________________________
                                 (Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:
                                 ______________________________________________
                                 (All signatures must be guaranteed by a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company located in the United States)


                            CERTIFICATE OF TRANSFER

Re: Mandatory Conversion Equity Notes due 1999 (the "Notes") of Trans World Airlines, Inc. (the "Company")

          This Certificate relates to Notes held in definitive form by ___________ (the "Transferor").

          The Transferor has requested the Registrar by written order to exchange or register the transfer of a Note or Notes. In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Notes and that the transfer of this Note does not require registration under the Securities Act of 1933 (the "Securities Act"), because:*

          [ ]   Such Note is being transferred to the Company.

          [ ]   Such Note is being transferred pursuant to an effective
Registration Statement under the Securities Act.

          [ ]   Such Note is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A.

          [ ]   Such Note is being transferred pursuant to an offshore
transaction in accordance with Rule 904 under the Securities Act.

          [ ]   Such Note is being transferred to an Institutional "Accredited
Investor" within the meaning of Subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

           [ ]   Such Note is being transferred in a transaction meeting the requirements of Rule 144 under the Securities Act.

          The Registrar and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.



                                   ___________________________________________
                                   [INSERT NAME OF TRANSFEROR]


                                   By:________________________________________

Date:____________________________

_________________________________
*    Please check applicable box.

/dpw/cw/005/20263/012/S4/EDGAR/ex5.ed